UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________________________________________

SCHEDULE 14A INFORMATION

__________________________________________

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Section240.14a-12

STELLAR V CAPITAL CORP.

(Name of Registrant as Specified in Its Memorandum and Articles of Association)

_________________________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

STELLAR V CAPITAL CORP.
230 Park Ave., Suite 1540
New York, NY 10169

NOTICE OF 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE
HELD ON OCTOBER 29, 2026

TO THE SHAREHOLDERS OF STELLAR V CAPITAL CORP.:

NOTICE IS HEREBY GIVEN that you are cordially invited to attend the annual general meeting (the “General Meeting”) of shareholders of STELLAR V CAPITAL CORP., an exempted company limited by shares incorporated under the law of the Cayman Islands (the “Company,” “Stellar V,” “we,” “us” or “our”) to be held at 10:00 a.m. ET on October 29, 2026. The physical place of the General Meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.cstproxy.com/stellarvcapitalcorp/2026.

The Company will also be holding the General Meeting via teleconference using the following dial-in information:

Meeting URL: https://www.cstproxy.com/stellarvcapitalcorp/2026

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 2709438#

The General Meeting will be held for the purpose of considering and voting upon the following proposals and resolutions:

•        The Extension Amendment Proposal — to consider and vote upon a proposal by a special resolution to amend the Company’s current Amended and Restated Memorandum and Articles of Association dated January 29, 2025, (the “Existing Charter”) by adopting an amendment to the Company’s Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”). We refer to this proposal as the “Extension Amendment Proposal”.

•        The Director Re-Election Proposal — as an ordinary resolution, to re-elect Christopher Thomas as a Class I director to serve for a term of three years until the Company’s 2029 annual general meeting or until his successor is duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company’s Articles. This proposal is referred to as the “Director Re-Election Proposal”.

•        The Ratification of Auditors Proposal — as an ordinary resolution, a proposal to consider and vote to ratify the appointment of WithumSmith+Brown, PC (“Withum”) as the independent registered public accounting firm for the fiscal year December 31, 2026; and

•        The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the Extension Amendment Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting or as otherwise determined by the Board; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Board otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

Each of the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal is more fully described in the accompanying proxy statement. Please take the time to read carefully each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Extension Amendment Proposal and if necessary, the Adjournment Proposal, is to allow Stellar V additional time to complete an initial business combination.

You are not being asked to vote on a Business Combination at this time.

Our Initial Shareholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination. The other members of our management team have entered into agreements similar to the one entered into by our Initial Shareholders with respect to any public shares acquired by them after our initial public offering “(IPO”). Additionally, our Initial Shareholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within the prescribed time frame or any extended period of time that we may have to consummate an initial business combination as a result of an amendment to our amended and restated memorandum and articles of association, although they will be entitled to liquidating distributions from assets outside the trust account.

If the Extension Amendment Proposal is approved, our board of directors, in its sole discretion, will extend the date by which we must consummate our initial business combination from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”).

If the board of directors determines that the Company will not be able to consummate an initial business combination by the Extended Date, the Company will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee into which we deposited the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units in our IPO, including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, but without deduction for any excise or similar tax that may be due or payable, and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating or other distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

Your attention is directed to the proxy statement accompanying this Notice for a more complete statement of matters to be considered at the General Meeting.

The Company’s board of directors has fixed the close of business on October 6, 2026 (the “Record Date”) as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof. Only holders of record of the Ordinary Shares and Public Shares on that date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

To exercise your redemption rights, you must (A) submit a written request for redemption to the Company’s transfer agent at least two business days prior to the General Meeting (or October 27, 2026) in which the name of the beneficial owner of such shares is included and (B) tender your shares to the Company’s transfer agent at least two business days prior to the General Meeting (or October 27, 2026). You may tender your shares by either delivering your share certificate to the transfer agent or by delivering your shares electronically using the Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights.

After careful consideration of all relevant factors, the Company’s board of directors recommends that you vote or give instructions to vote (i) “FOR” the Extension Amendment Proposal; (ii) “FOR” the Director Re-Election Proposal, (iii) “FOR” the Ratification of Auditors Proposal; and (iv) “FOR” the Adjournment Proposal. Notwithstanding the order of the resolutions on the notice to the General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated vote collected at the time of the General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal and the General Meeting.

Whether or not you plan to virtually attend the General Meeting, we urge you to read this material carefully and vote your shares.

I look forward to seeing you at the General Meeting.

By Order of the Board of Directors,
/s/ Prokopios (Akis) Tsirigakis
Prokopios (Akis) Tsirigakis
Chairman of the Board
October 20, 2026

Your vote is important. Please sign, date and return your proxy card as soon as possible but in any event so as to be received by Advantage Proxy prior to the commencement of the General Meeting to make sure that your shares are represented at the General Meeting. If you are a shareholder of record, you may also cast your vote in person (including virtually) at the General Meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person (including virtually) at the General Meeting by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have no effect on the outcome of the proposals.

Important Notice Regarding the Availability of Proxy Materials for the General Meeting to be held on October 29, 2026: This notice of meeting, the accompany proxy statement and proxy card are available at https://www.cstproxy.com/stellarvcapitalcorp/2026.

STELLAR V CAPITAL CORP.

230 Park Ave., Suite 1540
New York, NY 10169

PROXY STATEMENT

STELLAR V CAPITAL CORP., (the “Company,” “Stellar V,” “we,” “us” or “our”), a Cayman Islands exempted company, is providing this proxy statement in connection with the solicitation by the Company’s board of directors (the “Board”) of proxies to be voted at the General Meeting to be held 10:00 a.m. ET on October 29, 2026. The physical place of the meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.cstproxy.com/stellarvcapitalcorp/2026.

The Company will also be holding the General Meeting via teleconference using the following dial-in information:

Meeting URL: https://www.cstproxy.com/stellarvcapitalcorp/2026

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 2709438#

The General Meeting will be held for the sole purpose of considering and voting upon:

•        The Extension Amendment Proposal — to consider and vote upon a proposal by a special resolution to amend the Company’s current Amended and Restated Memorandum and Articles of Association dated January 29, 2025, (the “Existing Charter”) by adopting an amendment to the Company’s Existing Articles in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”). We refer to this proposal as the “Extension Amendment Proposal”.

•        The Director Re-Election Proposal — as an ordinary resolution, to consider and vote to re-elect Christopher Thomas as a Class I director to serve for a term of three years until the Company’s 2029 annual general meeting or until his successor is duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company’s Articles. This proposal is referred to as the “Director Re-Election Proposal”.

•        The Ratification of Auditors Proposal — as an ordinary resolution, to consider and vote to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for the fiscal year December 31, 2026; and

•        The Adjournment Proposal — as an ordinary resolution, to consider and vote to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the, the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting or as otherwise determined by the Board; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal or the Board otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

Our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, our board of directors has determined it is in the best interests of the Company to extend the termination date from the Current Termination Date to the Extended Date.

Stellar V Class A ordinary shares, Stellar V Units and Stellar V Warrants are now currently trading on the Nasdaq Stock Market under the symbols “SVCC,” “SVCCU” and “SVCCW respectively.

If the Extension Amendment Proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Current Termination Date, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee into which we deposited the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units in our initial public offering “(IPO”), including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, but without deduction for any excise or similar tax that may be due or payable, and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating or other distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law

The Board has fixed the close of business on October 6, 2026 as the record date for determining the Company’s shareholders entitled to receive notice of and to vote at the General Meeting and any adjournment thereof (the “Record Date”). On the Record Date, there were 15,555,000 Class A Ordinary Shares par value $0.0001 per share (“Class A Shares”), and 6,059,925 Class B Ordinary Shares (“Class B Shares” and together with the Class A Shares — the “Ordinary Shares”), outstanding, for a total of 21,614,925 Ordinary Shares issued and outstanding. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

We know that many of our shareholders will be unable to attend the General Meeting. We are soliciting proxies so that each shareholder has an opportunity to vote on all matters that are scheduled to come before the shareholders at the General Meeting. Whether or not you plan to attend, please take the time now to read the proxy statement and vote by submitting by mail a paper copy of your proxy or vote instructions, so that your shares are represented at the General Meeting. You may also revoke your proxy or vote instructions and change your vote at any time prior to the General Meeting. Regardless of the number of Company shares you own, your presence in person or by proxy is important for quorum purposes and your vote is important for proper corporate action.

This proxy statement contains important information about the General Meeting, the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal. Please read it carefully and vote your shares.

This proxy statement is dated October 20, 2026 and, together with the proxy card, is first being mailed to shareholders on or about October 20, 2026.

QUESTIONS AND ANSWERS ABOUT THE GENERAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should carefully read the entire document, including the annexes to this proxy statement.

Q.     What is being voted on?

A.     You are being asked to consider and vote upon:

(i)     The Extension Amendment Proposal — to consider and vote upon a proposal by a special resolution to amend the Company’s current Amended and Restated Memorandum and Articles of Association dated January 29, 2025, (the “Existing Articles”) by adopting an amendment to the Company’s Existing Charter in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date.”

(ii)    The Director Re-Election Proposal — as an ordinary resolution, to consider and vote to re-elect Christopher Thomas as a Class I director to serve for a term of three years until the Company’s 2029 annual general meeting or until his successor is duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company’s Existing Articles. This proposal is referred to as the “Director Re-Election Proposal”.

(iii)   The Ratification of Auditors Proposal — a proposal as an ordinary resolution, to consider and vote to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for the fiscal year December 31, 2026, and

(iv)   The Adjournment Proposal — as an ordinary resolution, to approve the adjournment of the General Meeting by the chairman thereof to a later date, if necessary, to permit further solicitation and vote of additional proxies for the purpose of approving the Extension Amendment Proposal, or to allow reasonable additional time for the filing or mailing of any supplemental or amended disclosure that the Company has determined in good faith after consultation with outside legal counsel is required under applicable law and for such supplemental or amended disclosure to be disseminated and reviewed by the Company’s shareholders prior to the General Meeting or as otherwise determined by the Board; provided that the General Meeting is reconvened as promptly as practical thereafter. The Adjournment Proposal will only be presented at the General Meeting if based on the tabulated votes collected at the time of the General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or if the Board otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

Q.     Why is the Company proposing the Extension Amendment Proposal?

A.     The Company is a blank check company incorporated in the Cayman Islands as an exempted company. We were incorporated for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, recapitalization, reorganization or similar business combination with one or more businesses, which we refer to as our initial business combination. Our Articles provide for the return of the IPO proceeds held in the Trust Account to the holders of Public Shares if there is no qualifying business combination(s) consummated on or before the Current Termination Date, assuming that the time to complete a business combination is not extended as provided in the Articles. As of the date of this proxy statement, the Company has until October 31, 2026 to complete its initial business combination.

The purpose of the Extension Amendment Proposal is to allow the Company more time to complete its initial business combination.

Our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete its initial business combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the termination date from the Current Termination Date to the Extended Date.

If the Extension Amendment Proposal is not approved at the General Meeting or any adjournment or postponement thereof and we do not consummate a business combination by the Current Termination Date, assuming that the time to complete a business combination is not extended as provided in the Articles, we will, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee into which we deposited the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units in our initial public offering “(IPO”), including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, but without deduction for any excise or similar tax that may be due or payable, and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating or other distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law and (iii) promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

YOU ARE NOT BEING ASKED TO VOTE ON A BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON A BUSINESS COMBINATION WHEN IT IS SUBMITTED TO OUR SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT A BUSINESS COMBINATION IS APPROVED AND COMPLETED OR THE COMPANY HAS NOT CONSUMMATED A BUSINESS COMBINATION BY THE EXTENDED DATE.

Q.     Why should I vote for the Extension Amendment Proposal?

A.     The Board is proposing the Extension Amendment Proposal to extend the date by which the Company has to complete its initial business combination. Approval of the Extension Amendment Proposal would allow you as a shareholder the benefit of voting for the initial business combination and remaining a shareholder in the post-business combination company, if you desire.

Accordingly, we believe that the Extension Amendment Proposal is consistent with the spirit in which the Company offered its securities to the public in the IPO.

You will have redemption rights in connection with the Extension Amendment Proposal.

Q.     May I redeem my Public Shares in connection with the vote on the Extension Amendment Proposal?

A.     Yes. Under our Articles, if the Extension Amendment Proposal is approved, each holder of a Public Share will be provided with the opportunity to redeem their Public Shares at a per-share price, payable in cash, equal to their pro rate portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote against the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Amendment Proposal is approved, with respect to holders’ right to redeem, the Company will remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with, the Extension Amendment Proposal and ( deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete its initial business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on the initial business combination.

Q.     Why is the Company proposing the Adjournment Proposal?

A.     The Company is proposing the Adjournment Proposal to allow the Company more time to solicit additional proxies in favor of the Extension Amendment Proposal, in the event the Company does not receive the requisite shareholder vote to approve the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal or to otherwise adjourn the General Meeting if the Board determines that it is in the best interests of the Company. Notwithstanding the order of the resolutions on the notice to the General Meeting, the Adjournment Proposal may be presented first to the shareholders if, based on the tabulated votes collected at the time of the General Meeting, there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal.

Q.     How do the Company’s executive officers, directors and affiliates intend to vote their shares?

A.     All of the Company’s shareholders as of immediately prior to our IPO (collectively, the “Initial Shareholders”), including our directors and officers and the Sponsor, are expected to vote any Company ordinary shares of a par value of US$0.0001 each (as described in the next paragraph) over which they have voting control (including any Public Shares owned by them) in favor of the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal.

Our Initial Shareholders, including our Sponsor, our officers and directors and the representative in our initial public offering, are not entitled to redeem such shares in connection with the Extension Amendment Proposal. On the Record Date, there were 15,555,000 Class A Ordinary Shares, par value $0.0001 per share (“Class A Shares” or “Public Shares”), and 6,059,925 Class B Ordinary Shares (“Class B Shares” and together with the Class A Shares — the “Ordinary Shares”), outstanding, for a total of 21,614,925 Ordinary Shares issued and outstanding.

The Company’s Initial Shareholders did not beneficially own any Public Shares as of the Record Date but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the Initial Shareholders may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal.

Q.     What vote is required to adopt the proposals?

A.     Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

Director Re-Election Proposal.    The Director Re-Election Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company.

Ratification of Auditor Proposal.    The Ratification of Auditor Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company.

Q.     What if I do not want to approve the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal or the Adjournment Proposal?

A.     If you do not want to approve the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal, or the Adjournment Proposal, you may abstain, not vote, or vote against each proposal.

Q.     Will you seek any further extensions to consummate a business combination?

A.     Other than the extensions until the Extended Date, as of the date of this proxy statement, we do not anticipate seeking any further extension to consummate a business combination, although we may determine to do so in the future, if necessary.

Q.     What happens if the Extension Amendment Proposal is not approved?

A.     If based on the tabulated vote there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved at the General Meeting, even with an adjournment, the Company will, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee into which we deposited the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units in our initial public offering (“IPO”), including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, but without deduction for any excise or similar tax that may be due or payable, and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating or other distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law and (iii) promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.. At such time, the private shares, private units, private warrants and founder shares will expire worthless.

The amount in the Trust Account (less approximately $1,500 representing the aggregate nominal par value of the shares issued in the IPO) under the Companies Act will be treated as a share premium which is distributable under the Companies Act, provided that immediately following the date on which the proposed distribution is proposed to be made, we are able to pay our debts as they fall due in the ordinary course of business. If we are forced to liquidate the Trust Account, we anticipate that we would distribute to holders of the Public Shares issued in the IPO (the “Public Shareholders”) the amount in the Trust Account calculated as of the date that is two days prior to the distribution date (including any accrued interest). Prior to such distribution, we would be required to assess all claims that may be potentially brought against us by our creditors for amounts they are actually owed and make provision for such amounts, as creditors take priority over our Public Shareholders with respect to amounts that are owed to them. We cannot assure you that we will properly assess all claims that may be potentially brought against us. As such, our shareholders could potentially be liable for any claims of creditors to the extent of distributions received by them as unlawful payment in the event we enter an insolvent liquidation. Furthermore, while we will seek to have all vendors and service providers (which would include any third parties we engaged to assist us in any way in connection with our search for a target business) and prospective target businesses execute agreements with us waiving any right, title, interest or claim of any kind they may have in or to any monies held in the Trust Account, there is no guarantee that they will execute such agreements. Nor is there any guarantee that, even if such entities execute such agreements with us, they will not seek recourse against the Trust Account or that a court would conclude that such agreements are legally enforceable.

Our Initial Shareholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination. The other members of our management team have entered into agreements similar to the one entered into by our Initial Shareholders with respect to any public shares acquired by them after our IPO. Additionally, our Initial Shareholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within the prescribed time frame or any extended period of time that we may have to consummate an initial business combination as a result of an amendment to our amended and restated memorandum and articles of association, although they will be entitled to liquidating distributions from assets outside the trust account.

Q.     If the Extension Amendment Proposal is approved, what happens next?

A.     If the Extension Amendment Proposal is approved, the Company will continue to attempt to consummate its initial business combination until the Extended Date, or the earlier date on which the Board otherwise determines in its sole discretion that it will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional extension.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the amount remaining in the Trust Account and increase the percentage interest of Company shares held by the Company’s officers, directors and their affiliates.

Q.     Would I still be able to exercise my redemption rights in the future if I vote against any subsequently proposed business combination?

A.     Unless you elect to redeem your shares in connection with this shareholder vote to approve the Extension Amendment Proposal, you will be able to vote on any subsequently proposed business combination when it is submitted to Shareholders. If you disagree with a proposed business combination, you will retain your right to vote against it and/or redeem your Public Shares upon consummation of the proposed business combination in connection with the shareholder vote to approve such business combination, subject to any limitations set forth in the Articles.

Q.     How do I change my vote?

A.     If you have submitted a proxy to vote your shares and wish to change your vote, or revoke your proxy, you may do so by delivering a later-dated, signed proxy card to Advantage Proxy, Inc., the Company’s proxy solicitor, PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com prior to the commencement of the General Meeting.

Q.     How are votes counted?

A.     The Company’s proxy solicitor, Advantage Proxy, Inc. will be appointed as inspector of election for the meeting. Votes will be counted by the inspector of election, who will separately count “FOR” and “AGAINST” votes, abstentions, and broker non-votes.

Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given.

The Director Re-Election Proposal.    The Director Re-Election Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at a the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

The Ratification of Auditors Proposal.    The Ratification of Auditors Proposal must be approved by an ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by holders of the then issued and outstanding Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes will not be considered votes cast on the Ratification of Auditors Proposal; however, the ratification of the selection by the Audit Committee of the Board of Withum is a matter on which a broker, bank or other nominee has discretionary voting authority, and thus, it is not expected that any broker non-votes will be received with respect to the Ratification of Auditors Proposal.

Adjournment Proposal.    The Adjournment Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at the General Meeting of the Company.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Articles), but the abstention will have no effect on the outcome of such proposal.

Q.     If my shares are held in “street name” by my bank, brokerage firm or nominee, will they automatically vote my shares for me?

A.     No. If you are a beneficial owner and you do not provide voting instructions to your broker, bank or other holder of record holding shares for you, your shares will not be voted with respect to any proposal for which your broker does not have discretionary authority to vote. If a proposal is determined to be discretionary, your broker, bank or other holder of record is permitted to vote on the proposal without receiving voting instructions from you. If a proposal is determined to be non-discretionary, your broker, bank or other holder of record is not permitted to vote on the proposal without receiving voting instructions from you. The Company believes that the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal and the Adjournment Proposal will be considered non-discretionary and therefore your broker, bank or other holder of record holding your shares for you cannot vote your shares without your instruction on any of the proposals presented. A “broker non-vote” occurs when a bank, broker or other holder of record holding shares for a beneficial owner does not vote on a non-discretionary Proposal because the holder of record has not received voting instructions from the beneficial owner.

Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on any of the Proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of the Articles), but the abstention will have no effect on the outcome of such proposal.

Q.     What will happen if I abstain from voting or fail to vote at the General Meeting?

A.     At the General Meeting, Stellar V will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. Abstentions will have no effect on the outcome of the vote on any of the proposals.

If a shareholder who holds share in “street name” does not give the broker voting instructions, the broker is not permitted under applicable self-regulatory organization rules to vote the shares on “non-routine” proposals, such as the Extension Amendment Proposal. These “broker non-votes” will also count as present for purposes of determining whether a quorum is present and will have no effect on the outcome of the vote on any of the Proposals.

Q.     What will happen if I sign and return my proxy card without indicating how I wish to vote?

A.     Signed and dated proxies received by Stellar V without an indication of how the shareholder intends to vote on a proposal will be voted as recommended by the Board.

Q.     If I am not going to attend the General Meeting, should I return my proxy card instead?

A.     Yes. Whether you plan to attend the General Meeting virtually or not, please read the proxy statement carefully, and vote your shares by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided.

Q.     May I change my vote after I have mailed my signed proxy card?

A.     Yes. You may change your vote at any time before your proxy is voted at the General Meeting. You may revoke your proxy by executing and returning a proxy card dated later than the previous one, or by voting again via the Internet, or by submitting a written revocation stating that you would like to revoke your proxy that our proxy solicitor receives prior to the commencement of the General Meeting. If you hold your Public Shares through a bank, brokerage firm or nominee, you should follow the instructions of your bank, brokerage firm or nominee regarding the revocation of proxies. If you are a record holder, you should send any notice of revocation or your completed new proxy card, as the case may be, to:

ADVANTAGE PROXY, INC.
PO Box 10904, Yakima, WA 98909
Toll-Free: 877-870-8565 or Collect: 206-870-8565
Email: KSmith@advantageproxy.com

Unless revoked, a proxy will be voted at the General Meeting in accordance with the shareholder’s indicated instructions. In the absence of instructions, proxies which have been signed and returned will be voted FOR each of the Proposals.

Q.     What should I do if I receive more than one set of voting materials?

A.     You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q.     What is a quorum requirement?

A.     A quorum of shareholders is necessary to hold a valid meeting. One or more shareholders holding a majority of the paid-up voting share capital of the Company present in person or by proxy and entitled to vote at the meeting shall constitute a quorum. In the absence of a quorum, the General Meeting will stand adjourned to the same day/time/place in the following week. As of the Record Date for the General Meeting, Ordinary and/or Public Shares, in the aggregate, would be required to achieve a quorum.

Q.     Who can vote at the General Meeting?

A.     Only holders of record of the Company’s Ordinary Shares and Public Shares at the close of business on the Record Date are entitled to have their vote counted at the General Meeting and any adjournments or postponements thereof. For the purposes of this Proxy Statement “holders of record” means the persons entered in the register of members of the Company as the holders of the relevant shares. On the Record Date, there were 6,059,925 Class B Shares (also referred to as the “Founder Shares”), issued and outstanding. The Company’s warrants do not have voting rights. Only holders of record of the Company’s Ordinary Shares and Public Shares on the Record Date are entitled to have their votes counted at the General Meeting or any adjournment thereof.

Shareholder of Record:    Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a shareholder of record. As a shareholder of record, you may vote in person (including virtually) at the General Meeting or vote by proxy. Whether or not you plan to attend the General Meeting virtually, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner:    Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the General Meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the General Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q.     Does the Company’s Board of Directors recommend voting for the Extension Amendment Proposal, the Director Re-Election Proposal, the Ratification of Auditors Proposal, and the Adjournment Proposal?

A.     Yes. The Company’s Board of Directors recommends that the Company’s Shareholders vote “FOR” the Extension Amendment Proposal, “FOR” the Director Re-Election Proposal, “FOR” the Ratification of Auditors Proposal and “FOR” the Adjournment Proposal.

Q.     What interests do the Company’s directors and officers have in the approval of the Extension Amendment Proposal?

A.     The Company’s directors, officers and their affiliates have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a shareholder. These interests include, but are not limited to, beneficial ownership of insider shares and private warrants that will become worthless if the Extension Amendment Proposal is not approved. See the section entitled “Interests of the Company’s Directors and Officers.”

Q.     What if I object to the Extension Amendment Proposal? Do I have appraisal rights?

A.     Company Shareholders do not have appraisal rights in connection with the Extension Amendment Proposal, the Director Re-Election Proposal or the Ratification of Auditors Proposal.

Q.     What do I need to do now?

A.     You are urged to read carefully and consider the information contained in this proxy statement and to consider how the proposals will affect you as a shareholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card or, if you hold your shares through a brokerage firm, bank or other nominee, on the voting instruction form provided by the broker, bank or nominee.

Q.     How do I redeem my Public Shares of the Company?

A.     In connection with the General Meeting and the vote on the Extension Amendment Proposal, each Public Shareholder may seek to redeem its Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses) divided by the number of Public Shares then in issue. Holders of Public Shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the Record Date to exercise redemption rights.

To demand redemption, you must submit a written request for redemption to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemptions, E-mail: spacredemptions@continentalstock.com, no later than two business days prior to the General Meeting (or October 27, 2026). In addition, if you hold physical certificates for Public Shares, you must physically tender your share certificates to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, NY 10004, Attn: SPAC Redemptions, E-mail: spacredemptions@continentalstock.com, no later than two business days prior to the General Meeting (or October 27, 2026). If you hold your Public Shares in “street name” through a bank, broker or other nominee, you must deliver your shares to Continental Stock Transfer & Trust Company electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System two business days prior to the General Meeting to demand redemption. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the date the Extension Amendment Proposal, is approved.

Q.     Who will solicit and pay the cost of soliciting proxies?

A.     Stellar V will pay the cost of soliciting proxies for the General Meeting. Stellar V has engaged Advantage Proxy, Inc., the Company’s proxy solicitor, at PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com, to assist in the solicitation of proxies for the General Meeting. Stellar V has agreed to pay Advantage Proxy, Inc. a fee of $8,500, plus disbursements. Stellar V will reimburse Advantage Proxy for reasonable out-of-pocket expenses and will indemnify Advantage Proxy, Inc. and its affiliates against certain claims, liabilities, losses, damages and expenses. Stellar V will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of Ordinary Shares for their expenses in forwarding soliciting materials to beneficial owners of Ordinary Shares and in obtaining voting instructions from those owners. Stellar V’s directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

Q.     Who can help answer my questions?

A.     If you have questions about the Proposals or if you need additional copies of this proxy statement or the enclosed proxy card, you should contact our proxy solicitor at:

ADVANTAGE PROXY, INC.
PO Box 10904, Yakima, WA 98909
Toll-Free: 877-870-8565 or Collect: 206-870-8565
Email: KSmith@advantageproxy.com

You may also obtain additional information about Stellar V from documents filed with the Securities and Exchange Commission (“SEC”) by following the instructions in the section titled “Where You Can Find More Information.”

FORWARD LOOKING STATEMENTS

This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, or the Securities Act, and Section 21E of the Securities Exchange Act of 1934, or the Exchange Act. The statements contained in this proxy statement that are not purely historical are forward-looking statements. Our forward-looking statements include, but are not limited to, statements regarding our or our management’s expectations, hopes, beliefs, intentions or strategies regarding the future. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipates,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements in this proxy statement may include, for example, statements about our:

•        ability to complete our initial business combination;

•        success in retaining or recruiting, or changes required in, our officers, key employees or directors following our initial business combination;

•        officers and directors allocating their time to other businesses and potentially having conflicts of interest with our business or in approving our initial business combination, as a result of which they would then receive expense reimbursements;

•        potential ability to obtain additional financing to complete our initial business combination;

•        pool of prospective target businesses;

•        the ability of our officers and directors to generate a number of potential investment opportunities;

•        potential change in control if we acquire one or more target businesses for stock;

•        the potential liquidity and trading of our securities;

•        the lack of a market for our securities;

•        use of proceeds not held in the trust account or available to us from interest income on the trust account balance; or

•        financial performance following our initial public offering.

The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. These risks and uncertainties include, but are not limited to, those factors described in our other Securities and Exchange Commission (“SEC”) filings. Should one or more of these risks or uncertainties materialize, or should any of our assumptions prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. We undertake no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws and/or if and when management knows or has a reasonable basis on which to conclude that previously disclosed projections are no longer reasonably attainable.

BACKGROUND

We are a blank check company incorporated on July 12, 2024 as a Cayman Islands exempted company for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. We have not selected any specific business combination target, and we have not, nor has anyone on our behalf, engaged in any substantive discussions, directly or indirectly, with any business combination target with respect to an initial business combination with us.

We may pursue an initial business combination target in any business or industry or at any stage of its corporate evolution. Our primary focus, however, will be in completing a business combination with an established business of scale poised for continued growth, led by a highly regarded management team. Our management team has an extensive track record of acquiring attractive assets at disciplined valuations, investing in growth while fostering financial discipline and improving business results.

On January 31, 2025, we consummated our initial public offering (the “IPO”) of 15,000,000 units. The units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $150,000,000. Each unit consists of one Class A ordinary share, par value $0.0001 per share, of the Company, and one-half of one redeemable warrant of the Company, with each whole warrant entitling the holder thereof to purchase one Class A ordinary share for $11.50 per share. We granted BTIG, LLC (“BTIG”), the representative of the underwriters, a 45-day option to purchase up to 2,250,000 additional units solely to cover over-allotments, if any. On March 17, 2025, the underwriters’ over-allotment option to purchase up to 2,250,000 additional units expired.

Simultaneously with the closing of the IPO, pursuant to the Private Placement Units Purchase Agreements, the Company completed the private placement of an aggregate of 555,000 units (the “Private Units”) to our sponsor, Stellar V Sponsor LLC, a Delaware limited liability company (the “Sponsor”) and BTIG, at $10.00 per unit, each unit consisting of one Class A ordinary share and one-half of one redeemable warrant, each whole warrant exercisable to purchase one Class A ordinary share of the Company. Of those 555,000 private units, the Sponsor purchased 365,000 private units and BTIG purchased 190,000 private units. The Private Units are identical to the units sold in the IPO, except that the Private Units are subject to transfer restrictions. The Sponsor and BTIG were granted certain demand and piggyback registration rights in connection with the purchase of the private units.

On January 31, 2025, a total of $151,050,000, comprised of the proceeds from the IPO and the sale of the Private Units (which amount includes $5,250,000 of the underwriter’s deferred discount), was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee (the “Trust Account”). Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its income taxes, if any, or to pay for any Hart-Scott-Rodino filing fees and for winding up and dissolution expenses, the funds held in the Trust Account will not be released from the Trust Account until the earliest of (i) the completion of the Company’s initial business combination, (ii) the redemption of the Company’s public shares if it is unable to complete our initial business combination within 21 months, subject to applicable law, or (iii) the redemption of the Company’s public shares properly submitted in connection with a shareholder vote to amend the Company’s amended and restated memorandum and articles of association (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination or to redeem 100% of its public shares if the Company has not consummated an initial business combination within 21 months or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity.

On September 24, 2026 we announced the execution of a non binding Letter of Intent (“LOI”) with a deep-tech advanced materials company producing synthetic graphene (the “Target”). The Target’s current shareholders are expected to roll 100% of their equity into the combined publicly listed entity. The transaction is also expected to include a PIPE of $30 million to support the execution of the Target’s growth strategy. The LOI is non-binding and subject to the execution of definitive agreements, completion of due diligence, required approvals, and customary closing conditions. There can be no assurance that a transaction will be completed.

On October 20, 2026, pursuant to the terms of the Company’s Existing Articles, the Sponsor, the holder of an aggregate of 5,984,925 Class B ordinary shares of the Company (“Class B Ordinary Shares”), elected to convert 5,984,000 outstanding Class B Ordinary Shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. On the same day, pursuant to the terms of the Company’s Existing Articles, certain of the Company’s independent directors, the holders of an aggregate of 50,000 Class B Ordinary Shares, elected to convert 50,000 outstanding Class B Ordinary Shares held by them on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. The Sponsor and the independent directors waived any right to receive funds from the Company’s Trust Account with respect to the Class A Ordinary Shares received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the Class B Ordinary Shares under the terms of that certain letter agreement, dated as of January 29, 2025, by and among the Company and its officers, its directors and the Sponsor. Following such conversion, as of October 20, 2026, the Company had an aggregate of 21,589,000 Class A ordinary shares issued and outstanding, and 25,925 Class B Ordinary Shares issued and outstanding.

If the Extension Amendment Proposal is approved, our board of directors, in its sole discretion, will extend the date by which we must consummate our initial business combination from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”).

The mailing address of our principal executive office is 230 Park Ave., Suite 1540, New York, NY 10169. Our telephone number is (212) 661-7566.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL

The Company is proposing to amend its Existing Articles (such amendment, the “Extension Amendment”) to extend the time to complete its initial business combination. If the Extension Amendment Proposal is approved, the Company’s board of directors, in its sole discretion, will extend the date by which the Company must consummate its initial business combination from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”).

If the Extension Amendment Proposal is not approved and the Current Termination Date occurs, the Company will, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee into which we deposited the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units in our initial public offering “(IPO”), including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, but without deduction for any excise or similar tax that may be due or payable, and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating or other distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law and (iii) promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law.

The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to allow the Company more time to complete its initial business combination. Approval of the Extension Amendment Proposal is a condition to the filing of the Extension Amendment. A copy of the Extension Amendment to the Existing Articles of the Company is attached to this proxy statement as Annex A.

If the Extension Amendment Proposal is approved, our board of directors, in its sole discretion, will be able to extend the date by which we must consummate our initial business combination from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”).

If the Extension Amendment Proposal is approved, the Combination Period will be extended, until the Extended Date.

All holders of the Company’s Public Shares, whether they vote for or against the Extension Amendment Proposal or do not vote at all, will be permitted to redeem all or a portion of their Public Shares at a per-share price, payable in cash, equal to their pro rata portion of the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue, provided that the Extension Amendment Proposal is approved. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The per-share price equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account and not previously released to the Company to pay our income taxes, if any, (less up to $100,000 of interest to pay dissolution expenses), divided by the number of Public Shares then in issue was approximately $10.69 per Public Share on September 28, 2026. The closing price of the Company’s Public Shares on September 24, 2026 was $10.72. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

Reasons for the Extension Amendment Proposal

The purpose of the Extension Amendment Proposal is to allow the Company more time to consummate its initial business combination. The Company’s IPO prospectus and the Existing Articles provide that the Company has until the Current Termination Date to complete a business combination. Our board of directors currently believes that there will not be sufficient time before the Current Termination Date to complete an initial business combination. Accordingly, our board of directors has determined it is in the best interests of the Company and our shareholders to extend the timeline to consummate a business combination from the Current Termination Date to the Extended Date.

If the Extension Amendment Proposal Is Not Approved

If based on the tabulated vote there are insufficient votes to approve the Extension Amendment Proposal, the Company may put the Adjournment Proposal to a vote as the first resolution in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved and the Current Termination Date occurs, the Company will, (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Class A ordinary shares, par value $0.0001 per share (the “Public Shares”), at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”), with Continental Stock Transfer & Trust Company acting as trustee into which we deposited the net proceeds of the sale of the Units, and a portion of the net proceeds from the sale of the Private Placement Units in our initial public offering (“IPO”), including interest earned on the funds held in the trust account (which interest shall be net of taxes payable, but without deduction for any excise or similar tax that may be due or payable, and up to $100,000 to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will constitute full and complete payment for the Public Shares and completely extinguish public shareholders’ rights as shareholders (including the right to receive further liquidating or other distributions, if any), subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law and (iii) promptly as reasonably possible following such redemption, subject to the approval of our remaining shareholders and the Board, dissolve and liquidate, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. At such time, the private shares, private units, private warrants and founder shares will expire worthless.

Our Initial Shareholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination. The other members of our management team have entered into agreements similar to the one entered into by our Initial Shareholders with respect to any public shares acquired by them after our IPO. Additionally, our Initial Shareholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within the prescribed time frame or any extended period of time that we may have to consummate an initial business combination as a result of an amendment to our amended and restated memorandum and articles of association, although they will be entitled to liquidating distributions from assets outside the trust account.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, then the amendment to the Company’s Existing Articles in substantially the form that appears in Annex A hereto (the “Extension Amendment”) will be adopted with immediate effect and the Company will proceed to file the Amended Articles together with other necessary documents with the Cayman Islands Registrar of Companies and the Company will continue to attempt to consummate an initial business combination until the last Extended Date, being July 31, 2027 or until the Company’s board of directors determines in its sole discretion that it will not be able to consummate an initial business combination and does not wish to seek an additional extension.

YOU ARE NOT BEING ASKED TO VOTE ON ANY BUSINESS COMBINATION AT THIS TIME. IF THE EXTENSION AMENDMENT PROPOSAL IS APPROVED AND THE EXTENSION AMENDMENT IS FILED AND YOU DO NOT ELECT TO REDEEM YOUR PUBLIC SHARES NOW, YOU WILL RETAIN THE RIGHT TO VOTE ON ANY PROPOSED BUSINESS COMBINATION WHEN AND IF IT IS SUBMITTED TO OUR SHAREHOLDERS AND THE RIGHT TO REDEEM YOUR PUBLIC SHARES FOR A PRO RATA PORTION OF THE TRUST ACCOUNT IN THE EVENT SUCH PROPOSED BUSINESS COMBINATION IS APPROVED AND COMPLETED.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension Amendment is filed, each Public Shareholder may seek to redeem its Public Shares for a pro rata portion of the funds available in the Trust Account, less any taxes we anticipate will be owed, but have not yet been paid, calculated as of two business days prior to the meeting. Holders of Public Shares do not need to vote on the Extension Amendment Proposal or be a holder of record on the Record Date to exercise their redemption rights.

If the Extension Amendment Proposal is approved, the Company will (i) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the pro rata portion of funds available in the Trust Account relating to any Public Shares redeemed by holders in connection with the Extension Amendment Proposal, if any, and (ii) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds shall remain in the Trust Account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date, if the Extension Amendment Proposal is approved and the Extension Amendment is filed.

If the Extension Amendment Proposal is approved, the removal of the Withdrawal Amount from the Trust Account, if any, will reduce the Company’s net asset value. The Company cannot predict the amount that will remain in the Trust Account if the Extension Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a small fraction of the approximately $160,482,575 that was in the Trust Account as of September 24, 2026.

TO DEMAND REDEMPTION, YOU MUST SUBMIT A WRITTEN REQUEST FOR REDEMPTION TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: SPAC REDEMPTIONS, E-MAIL: SPACREDEMPTIONS@CONTINENTALSTOCK.COM AT LEAST TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE IN WHICH THE NAME OF THE BENEFICIAL OWNER OF SUCH SHARES IS INCLUDED. IN ADDITION, IF YOU HOLD PHYSICAL CERTIFICATES FOR ORDINARY SHARES, YOU MUST PHYSICALLY TENDER YOUR SHARE CERTIFICATES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY, THE COMPANY’S TRANSFER AGENT, AT CONTINENTAL STOCK TRANSFER & TRUST COMPANY, ONE STATE STREET PLAZA, 30TH FLOOR, NEW YORK, NY 10004, ATTN: SPAC REDEMPTIONS, E-MAIL: SPACREDEMPTIONS@CONTINENTALSTOCK.COM, NO LATER THAN TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING. IF YOU HOLD YOUR ORDINARY SHARES IN “STREET NAME” THROUGH A BANK, BROKER OR OTHER NOMINEE, YOU MUST DELIVER YOUR SHARES TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT/WITHDRAWAL AT CUSTODIAN) SYSTEM TWO BUSINESS DAYS PRIOR TO THE GENERAL MEETING TO DEMAND REDEMPTION.

The requirement for physical or electronic delivery prior to the vote at the General Meeting ensures that a redeeming holder’s election is irrevocable once the Extension Amendment Proposal is approved. In furtherance of such irrevocable election, Shareholders making the election will not be able to tender their shares after the vote at the General Meeting.

The electronic delivery process through the DWAC system can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system.

The transfer agent will typically charge the tendering broker a nominal amount and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent.

The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such Shareholders will have less time to make their investment decision than those Shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Extension Amendment Proposal will not be redeemed into a pro rata portion of the funds held in the Trust Account. In the event that a Public Shareholder tenders its shares and decides prior to the vote at the General Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the General Meeting not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above prior to the vote at the General Meeting. In the event that a Public Shareholder tenders shares, and the Extension Amendment Proposal is not approved or is abandoned, these shares will be redeemed in accordance with the terms of the Articles promptly following the meeting, as described elsewhere herein. The Company anticipates that a Public Shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the filing of the Extension Amendment Proposal. The transfer agent will hold the certificates of Public Shareholders that make the election until such shares are redeemed for cash or redeemed in connection with our winding up.

The per-share pro rata portion of the Trust Account on September 25, 2026 after taking into account taxes owed but not paid by such date (which is expected to be the same approximate amount two business days prior to the General Meeting) was approximately $10.70 per Public Share. The closing price of the Ordinary Shares on September 25, 2026 was $10.72. The Company cannot assure shareholders that they will be able to sell their Public Shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your Public Shares for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption by tendering your share certificate(s) to the Company’s transfer agent prior to the vote for the Extension Amendment Proposal. If the Extension Amendment Proposal is not approved or if it is abandoned, these shares will be redeemed in accordance with the terms of the Existing Articles promptly following the meeting as described elsewhere herein.

Required Vote

The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Amendment Proposal. As a result, if you abstain from voting on the Extension Amendment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Articles), but the abstention will have no effect on the outcome of such proposal.

RISK FACTORS

You should consider carefully all of the risks described in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q, and in the other reports we file with the SEC before making a decision with respect to our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

We may not be able to complete an initial business combination since such initial business combination may be subject to regulatory review and approval requirement, including foreign investment regulations and review by government entities such as the Committee on Foreign Investment in the United States (“CFIUS”), or may be ultimately prohibited.

Our initial business combination may be subject to regulatory review and approval requirements by governmental entities, or ultimately prohibited. For example, CFIUS has authority to review direct or indirect foreign investments in U.S. companies. Among other things, CFIUS is empowered to require certain foreign investors to make mandatory filings, to charge filing fees related to such filings, and to self-initiate national security reviews of foreign direct and indirect investments in U.S. companies if the parties to that investment choose not to file voluntarily. In the case that CFIUS determines an investment to be a threat to national security, CFIUS has the power to unwind or place restrictions on the investment. Whether CFIUS has jurisdiction to review an acquisition or investment transaction depends on — among other factors — the nature and structure of the transaction, including the level of beneficial ownership interest and the nature of any information or governance rights involved. For example, investments that result in “control” of a U.S. business by a foreign person always are subject to CFIUS jurisdiction. CFIUS’s expanded jurisdiction under the Foreign Investment Risk Review Modernization Act of 2018 and implementing regulations that became effective on February 13, 2020 further includes investments that do not result in control of a U.S. business by a foreign person but afford certain foreign investors certain information or governance rights in a U.S. business that has a nexus to “critical technologies,” “critical infrastructure” and/or “sensitive personal data.”

Our Initial Shareholders own approximately 30% of our issued and outstanding ordinary shares following our IPO (including both the founder shares and the private shares). Our sponsor is exclusively “controlled” for CFIUS purposes by Prokopios (Akis) Tsirigakis and George Syllantavos, who are Greek citizens, and thus we believe that our sponsor is a “foreign person” as defined in the CFIUS regulations. As such, an initial business combination with a U.S. business or foreign business with U.S. subsidiaries that we may wish to pursue may be subject to CFIUS review. If a particular proposed initial business combination with a U.S. business falls within CFIUS’s jurisdiction, we may determine that we are required to make a mandatory filing or that we will submit to CFIUS review on a voluntary basis, or to proceed with the transaction without submitting to CFIUS and risk CFIUS intervention, before or after closing the transaction. CFIUS may decide to block or delay our proposed initial business combination, impose conditions with respect to such initial business combination or request the President of the United States to order us to divest all or a portion of the U.S. target business of our initial business combination that we acquired without first obtaining CFIUS approval, which may limit the attractiveness of, delay or prevent us from pursuing certain target companies that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have any foreign ownership issues. In addition, certain federally licensed businesses may be subject to rules or regulations that limit foreign ownership. The process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we are unable to consummate our initial business combination within the applicable time period required under our amended and restated memorandum and articles of association, including as a result of extended regulatory review of a potential initial business combination, we will, as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares for a pro rata portion of the funds held in the trust account, subject to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. In such event, our shareholders will miss the opportunity to benefit from an investment in a target company and the appreciation in value of such investment. Additionally, our warrants may be worthless.

If we are deemed to be an investment company under the Investment Company Act of 1940 (the “Investment Company Act”), we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination or force us to abandon our efforts to complete an initial business combination.

If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:

•        restrictions on the nature of our investments; and

•        restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination. In addition, we may have imposed upon us burdensome requirements, including:

•        registration as an investment company;

•        adoption of a specific form of corporate structure; and

•        reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless it can qualify for an exclusion, a company must ensure that it is engaged primarily in a business other than investing, reinvesting or trading of securities and that its activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis.

The SEC recently provided guidance that the determination of whether a special purpose acquisition company, like us, is an “investment company” under the Investment Company Act is a facts and circumstances determination requiring individualized analysis and depends on a variety of factors, including a SPAC’s duration, asset composition, business purpose and activities, and “is a question of facts and circumstances” requiring individualized analysis. When applying these factors to us we do not believe that our principal activities will subject us to the Investment Company Act. To this end, the Company was formed for the purpose of completing an initial business combination with one or more businesses. Our business will be focused on identifying and completing an initial business combination, and thereafter, operating the post-transaction business or assets for the long term. Further, we do not plan to buy businesses or assets with a view to resale or profit from their resale and we do not plan to buy unrelated businesses or assets or to be a passive investor. In addition, the proceeds held in the trust account will only be held as cash or invested in United States “government securities” within the meaning of Section 2(a)(16) of the Investment Company Act having a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 promulgated under the Investment Company Act which invest only in direct U.S. government treasury obligations. Pursuant to the investment management trust agreement, the trustee will not be permitted to invest in other securities or assets. By restricting the investment of the proceeds in this manner, and by focusing our directors’ and officers’ time toward, and operating our business for the purpose of, acquiring and growing businesses for the long term (rather than buying and selling businesses in the manner of a merchant bank or private equity fund or investing in assets for the purpose of achieving investment returns on such assets), we intend to avoid being deemed an “investment company” within the meaning of the Investment Company Act. Further, investing in our securities is not intended for persons who are seeking a return on investments in government securities or investment securities. Instead, the trust account will be intended as a holding place for funds pending the earliest to occur of either: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our amended and restated memorandum and articles of association (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the completion window or (B) with respect to any other material provisions relating to shareholders’ rights or pre-initial business combination activity; or (iii) absent an initial business combination within the completion window, our return of the funds held in the trust account to our public shareholders as part of our redemption of the public shares. If we do not invest the proceeds as described above, we may be deemed to be subject to the Investment Company Act. Notwithstanding that we have limited our activities as described above, we could nevertheless be considered to be operating as an unregistered investment company. If our facts and circumstances change over time, we will update our disclosure in future filings with the SEC to reflect how those changes impact the risk that we may be considered to be operating as an unregistered investment company.

If we were deemed to be an investment company for purposes of the Investment Company Act, we would need to register as such under the Investment Company Act and compliance with these additional regulatory burdens would require additional expenses for which we have not allotted funds and may hinder our ability to complete a business combination. We may also be forced to abandon our efforts to complete an initial business combination, and instead be required to liquidate the trust account and may be required to change our operations or wind down our operations. In which case, our investors would not be able to realize the benefits of owning shares in a successor operating business, including the potential appreciation in the value of our securities following such a transaction, and our warrants would expire worthless.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Extension Amendment Proposal.

Full Text of the Resolution.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 186 in its entirety and the insertion of the following language in its place:

186. In the event that:

(a)     the Company does not consummate a Business Combination by July 31, 2027, or such later time as the Members may approve by Special Resolution in accordance with these Articles (the Deadline Date); or

(b)    the Directors, acting in good faith, determine by resolution and provide notice in writing to the Members, that the Company is unable to consummate a Business Combination by the Deadline Date, the Company shall:

(i)     cease all operations except for the purpose of winding up;

(ii)    as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at aper-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members(including the right to receive further liquidation distributions, if any); and

(iii)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate,

subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE EXTENSION AMENDMENT PROPOSAL.

Our Board expresses no opinion as to whether you should redeem your Public Shares.

PROPOSAL 2: THE DIRECTOR RE-ELECTION PROPOSAL

Overview

Our Board is divided into three classes with only one class of directors being elected in each year and each class (except for those directors appointed prior to our first annual general meeting of shareholders) serving a three-year term. The term of office of the Class I directors, consisting of Christopher Thomas, will expire at this General Meeting. The term of office of our Class II directors, consisting of Michael Braunstein and Nicolas Bornozis, will expire at the annual general meeting to be held in 2027. The term of office of the Class III directors, consisting of Giorgios Syllantavos and Prokopios Tsirigakis, will expire at the annual general meeting to be held in 2028.

At the General Meeting, the Class I directors will be re-elected to the Board to serve for the ensuing three-year period until the Company’s 2029 annual general meeting or until his successor is elected or appointed and qualified or his earlier resignation or removal. The Board has nominated Christopher Thomas for re-election as a Class I director, to hold office for a term of three years, or until his successor is elected or appointed and qualified. The biography of the director nominee is set forth below.

Required Vote

The Director Re-Election Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Director Re-Election Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Director Re-Election Proposal.

Full Text of the Resolution.

“RESOLVED, as an ordinary resolution, that Christopher Thomas be re-elected as a Class I director to serve for a term of three years until the Company’s 2029 annual general meeting or until his successor is duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company’s Existing Articles.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
THE DIRECTOR RE-ELECTION PROPOSAL.

PROPOSAL 3: THE RATIFICATION OF AUDITORS PROPOSAL

The Audit Committee of the Board has selected and approved of WithumSmith+Brown, PC. (“Withum”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. Withum has served as the Company’s independent registered public accounting firm since 2024.

The firm of Withum acted as our independent registered public accounting firm for the fiscal year ended December 31, 2025 and for the fiscal year ended December 31, 2024. The following is a summary of fees paid to Withum for services rendered.

In the event the shareholders fail to ratify the selection of Withum, the audit committee will reconsider whether or not to retain the firm. Even if the selection is ratified, the audit committee and the Company’s board of directors in their discretion may direct the appointment of a different independent accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders.

Services and Fees of Independent Auditors

The following is a summary of fees paid or to be paid to Withum for services rendered.

Audit Fees.    Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by auditors in connection with regulatory filings. The aggregate fees billed by Withum for professional services rendered for the audit of our annual financial statements and review of the quarterly financial information totaled $133,000 as of December 31, 2025 ($97,240 for the year ended December 31, 2024).

Audit-Related Fees.    Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the years ended December 31, 2025 and 2024, we did not incur any audit-related fees payable to auditors.

Tax Fees.    We did not pay auditors for tax fees for the years ended December 31, 2025 and 2024.

All Other Fees.    We did not pay auditors for any other services for the years ended December 31, 2025 and 2024.

Pre-Approval Policy

Our audit committee was formed upon the consummation of our initial public offering. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our board of directors. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).

Consequences if the Ratification of Auditors Proposal is Not Approved

Neither the Articles nor other governing documents or law require shareholder ratification of the selection of Withum as the independent registered public accounting firm; however, the Audit Committee of our board of directors is submitting the selection of Withum to the shareholders for ratification as a matter of good corporate practice. If the shareholders fail to ratify the selection, the Audit Committee of our board of directors will reconsider whether or not to retain Withum. Even if the selection is ratified, the Audit Committee of our board of directors in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of our board of directors determines that such a change would be in the best interests of the Company.

Required Vote

The Ratification of Auditors Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Ratification of Auditors Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Existing Articles), but the abstention will have no effect on the outcome of such proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Ratification of Auditors Proposal is in the best interests of the Company and its shareholders. Our Board has approved and declared advisable the adoption of the Ratification of Auditors Proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution, that the selection by the Audit Committee of our board of directors of Withum as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 be ratified”.

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
ADOPTION OF THE RATIFICATION OF AUDITORS PROPOSAL

PROPOSAL 4: THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will approve the Chairman’s adjournment of the General Meeting to a later date to permit further solicitation of proxies or for any other reason determined by our board of directors. The Adjournment Proposal will only be presented to our Shareholders in the event, based on the tabulated votes, there are not sufficient votes received at the time of the General Meeting to approve the Extension Amendment Proposal or our board of directors otherwise determines that it is in the best interests of the Company to adjourn the General Meeting.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our Shareholders, the Chairman will not adjourn the General Meeting to a later date in the event based on the tabulated votes, there are not sufficient votes at the time of the General Meeting to approve the Extension Amendment Proposal.

Required Vote

The Adjournment Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

Full Text of the Resolution

“RESOLVED, as an ordinary resolution:

That the chairman of the General Meeting be directed to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or to provide additional time to effectuate the Extension Amendment.”

THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
ADOPTION OF THE ADJOURNMENT PROPOSAL

THE 2026 ANNUAL GENERAL MEETING

Date, Time and Place.    The physical place of the General Meeting will be held at the offices of Loeb & Loeb LLP located at 345 Park Avenue, New York NY 10154. For more information please visit https://www.cstproxy.com/stellarvcapitalcorp/2026.

The General Meeting will also be held at 10:00 a.m., ET on October 29, 2026 via teleconference using the following dial-in information:

Meeting URL: https://www.cstproxy.com/stellarvcapitalcorp/2026

Telephone access (listen-only):

Within the U.S. and Canada: 1 800-450-7155 (toll-free)

Outside of the U.S. and Canada: +1 857-999-9155 (standard rates apply)

Conference ID: 2709438#

Voting Power; Record Date.    You will be entitled to vote or direct votes to be cast at the General Meeting, if you owned Ordinary Shares or Public Shares at the close of business on October 6, 2026, the Record Date for the General Meeting. At the close of business on the Record Date, there were 15,555,000 Class A ordinary shares, par value $0.0001 per share, and 6,059,925 Class B ordinary shares, par value $0.0001 per share, issued and outstanding, each of which entitles its holder to cast one vote on each proposal. The Company’s warrants do not have voting rights.

Proxies; Board Solicitation.    Your proxy is being solicited by our board of directors on the proposals being presented to shareholders at the General Meeting. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the General Meeting. Advantage Proxy, Inc. is assisting the Company in the proxy solicitation process for the General Meeting. The Company will pay that firm approximately $8,500 in fees, plus disbursements for such services.

Required Votes

The Extension Amendment Proposal.    The Extension Amendment Proposal must be approved by a special resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a majority of not less than two-thirds of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company, of which notice specifying the intention to propose the resolution as a special resolution has been duly given. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Extension Amendment Proposal. As a result, if you abstain from voting on the Extension Amendment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

The Director Re-Election Proposal.    The Director Re-Election Proposal must be approved by an ordinary resolution as a matter of Cayman Islands law, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the then issued and outstanding Ordinary Shares and Public Shares, voting together as one class by such shareholders as, being entitled to do so, vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the proposals. As a result, if you abstain from voting on any of the proposals, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

The Ratification of Auditors Proposal.    The Ratification of Auditors Proposal will be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Ratification of Auditors Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

The Adjournment Proposal.    The Adjournment Proposal must be approved and adopted by ordinary resolution, being a resolution passed by the affirmative vote of a simple majority of the votes cast by the holders of the Ordinary Shares and Public Shares entitled to vote, in person or by proxy, at the General Meeting of the Company. Abstentions and broker non-votes, while considered present for the purposes of establishing a quorum, are not treated as votes cast and will have no effect on the Proposals. As a result, if you abstain from voting on the Adjournment Proposal, your shares will be counted as present for purposes of establishing a quorum (if so present in accordance with the terms of our Articles), but the abstention will have no effect on the outcome of such proposal.

The Sponsor and all of the Company’s directors, executive officers and their affiliates are expected to vote any Ordinary Shares owned by them in favor of the Extension Amendment Proposal, the Director Re-Election Proposal and the Ratification of Auditors Proposal. On the Record Date, they held 6,614,925 Ordinary Shares representing approximately 30.6% of the Company’s issued and outstanding Ordinary Shares.

The Company’s Sponsor, directors and executive officers do not beneficially own any Public Shares in the aggregate as of the Record Date, but may choose to purchase Public Shares in the open market and/or through negotiated private transactions after the date of this proxy statement. In the event that such purchases do occur, the purchasers may seek to purchase shares from shareholders who would otherwise have voted against the Extension Amendment Proposal and/or elected to redeem their shares. Any Public Shares so purchased will be voted in favor of the Extension Amendment Proposal.

Interests of the Company’s Directors and Officers

When you consider the recommendation of our board of directors, you should keep in mind that the Company’s executive officers and members of our board of directors have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things:

•        If an initial business combination is not completed by October 31, 2026 (unless such date is extended as provided in the Articles), Stellar V will be required to liquidate and dissolve. In such event, 6,059,925 Class B Shares held by the Initial Shareholders which were acquired prior to the IPO for an aggregate purchase price of $25,000, will be worthless because the Initial Shareholders and the Sponsor have agreed to waive their rights to any liquidation distributions. Such shares had an aggregate market value of approximately $64,962,396 based on the closing price of the Public Shares of $10.72 on Nasdaq as of September 25, 2026.

•        If an initial business combination is not completed by October 31, 2026 (unless such date is extended as provided in the Articles), 555,000 Private Units purchased by the Sponsor and BTIG for a total purchase price of $5,550,000, will be worthless. Such Private Units had an aggregate market value of approximately $5,944,050 based on the closing price of the Public Units of $10.71 on Nasdaq as of September 25, 2026.

•        If an initial business combination is not completed by October 31, 2026 (unless such date is extended as provided in the Articles), the Sponsor will be liable under certain circumstances described herein to ensure that the proceeds in the Trust Account are not reduced by the claims of target businesses or claims of vendors or other entities that are owed money by Stellar V for services rendered or contracted for or products sold to Stellar V.

•        The Sponsor and Stellar V’s officers and directors and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on Stellar V’s behalf, such as identifying and investigating possible business targets and business combinations. However, if an initial business combination is not completed by October 31, 2026 (unless such date is extended as provided in the Articles), they will not have any claim against the Trust Account for reimbursement. Accordingly, Stellar V may not be able to reimburse these expenses if an initial business combination is not completed within the allotted time period.

•        Stellar V’s officers and directors (or their affiliates) may make loans from time to time to Stellar V to fund certain capital requirements. As of the date of this proxy statement, $100,000 of such loans have been made, but loans may be made after the date of this proxy statement. If a business combination is not consummated, the loans will not be repaid and will be forgiven except to the extent there are funds available to Stellar V outside of the Trust Account. In the event that a business combination is not consummated, the Company may use a portion of proceeds held outside the Trust Account to repay the loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. All unpaid amounts would be forfeited. In order to finance transaction costs in connection with a business combination, the Sponsor, members of the Company’s founding team or any of their affiliates may, but are not obligated to, loan the Company funds as may be required (“Working Capital Loans”). If the Company completes a business combination, the Company would repay the Working Capital Loans out of the proceeds of the Trust Account released to the Company. Otherwise, the Working Capital Loans would be repaid only out of funds held outside the Trust Account. In the event that a business combination does not close, the Company may use a portion of proceeds held outside the Trust Account to repay the Working Capital Loans but no proceeds held in the Trust Account would be used to repay the Working Capital Loans. The Working Capital Loans would either be repaid upon consummation of a business combination, without interest, or, at the lender’s discretion, up to $1.5 million of such Working Capital Loans may be converted into private units of the post business combination entity at a price of $10.00 per unit. Except for the foregoing, the terms of such Working Capital Loans, if any, have not been determined and no written agreements exist with respect to such loans. As of September 30, 2026, the Company had $100,00 of borrowings under the Working Capital Loans.

Additionally, if the Extension Amendment Proposal is approved and the Company consummates an initial business combination, the officers and directors may have additional interests that would be described in the proxy statement for such transaction.

Board Recommendation

THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL, “FOR” THE DIRECTOR RE-ELECTION PROPOSAL, “FOR” THE RATIFICATION OF AUDITORS PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL. THE BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

MANAGEMENT

The following table sets forth information about our directors and executive officers:

Name	Age	Title
Prokopios (Akis) Tsirigakis	71	Co-Chief Executive Officer, Director, President and Chairman of the Board
Georgios Syllantavos	62	Co-Chief Executive Officer and Chief Financial Officer, Director
Anastasios (Tassos) Chrysostomidis	49	Vice President of Business Development
Nicolas Bornozis	71	Director
Christopher Thomas	67	Director
Michael Braunstein	43	Director

Below is a summary of the business experience of each our executive officers and directors:

Prokopios (Akis) Tsirigakis has served as our Chairman of the Board of Directors, Director, President and Co-Chief Executive Officer since July 2024. Mr. Tsirigakis is currently co-chief executive officer of Nautilus Energy Management Corp. and chief executive officer of SevenSeas Investment Fund (Luxembourg). Mr. Tsirigakis founded four blank check companies, conducted their initial public offerings and successfully closed four business combinations. From December 2019 to February 2022 Mr. Tsirigakis served as chairman and co-chief executive officer of Growth Capital Acquisition Corp. (Nasdaq: GCAC), a special purpose acquisition company that completed an initial public offering on February 2, 2021. From May 2016 until December 2018, Mr. Tsirigakis served as chairman and co-chief executive officer of Stellar Acquisition III, Inc. (Nasdaq: STLR), a special purpose acquisition company that completed an initial public offering on August 16, 2016. From May 2011 until October 2013, Mr. Tsirigakis served as chairman and co-CEO of Nautilus Marine Acquisition Corp. (Nasdaq: NMAR), a special purpose acquisition company that completed an initial public offering on July 16, 2011. Mr. Tsirigakis has served as the chief executive officer of Nautilus Offshore Services Inc., an offshore service vessel owner and the successor of Nautilus Marine, since October 2013 and as a vice president of DryShips, Inc. (Nasdaq: DRYS), which acquired Nautilus Offshore Services Inc., since December 2015. From 2011 to 2015, Mr. Tsirigakis served as a director of Ocean Rig UDW Inc. (Nasdaq: ORIG). From May 2005 to November 2007, he co-founded and served as chairman of the board, chief executive officer and president of, Star Maritime (AMEX: SEA), a blank check company. From November 2007 until February 2011, he co-founded and was the president and chief executive officer of, Star Bulk Carriers Corp., (Nasdaq:STLR) a dry-bulk ship-owning company and the successor of Star Maritime. From November 2003 until November 2007, he served as managing director of Oceanbulk Maritime S.A., a company that managed dry bulk vessels. From November 1998 to November 2007, Mr. Tsirigakis established and served as the managing director of Combine Marine Inc., a ship management company. From 1981 to 1998, Mr. Tsirigakis was the vice-president and technical director of Konkar Shipping Agencies S.A. of Athens and of Arkon Shipping Agencies Inc. of New York. Mr. Tsirigakis received his Master’s Degree (1979) and B.Sc. in Naval Architecture from The University of Michigan, Ann Arbor, USA.

Georgios Syllantavos has served as our co-Chief Executive Officer, Chief Financial Officer, Secretary and director since July 2024. Mr. Syllantavos was a director of Cepton, Inc. (Nasdaq: CPTN), an innovator in the LiDAR industry, that closed its business combination with Growth Capital in February 2022 until Cepton’s acquisition by Koito Manufacturing (Tokyo: 7276) in January 2025. Since December 2023, Mr. Syllantavos has served as director of Beam Global. (Nasdaq: BEEM), a clean-technology innovation company headquartered in San Diego, California with factories in San Diego, Chicago and Kraljevo, Serbia in Europe. Mr. Syllantavos was also a director of ITHAX Acquisition Corp. (Nasdaq: ITHX), a special purpose acquisition company that completed an initial public offering on February, 2021 raising $241.5 million until the closing of its business combination with Mondee Holdings Inc. (Nasdaq: MOND), in July 2022. Mr. Syllantavos co-founded and served as co-chief executive officer of Growth Capital Acquisition Corp. (Nasdaq: GCAC), a special purpose acquisition company that completed an initial public offering on February 2, 2021. From May 2016 until December 2018, Mr. Syllantavos co-founded and served as co-chief executive officer of Stellar Acquisition III, Inc. (Nasdaq: STLR), a special purpose acquisition company that completed an initial public offering on August 16, 2016 and that merged in December 2018 with Phunware, Inc. (Nasdaq: PHUN) serving as a director till early December 2021. Mr. Syllantavos co-founded in February 2013, and is chief executive officer of, Nautilus Energy Management Corp. (not affiliated with Nautilus Offshore Services Inc.), a maritime energy services company involved in maritime project business development and ship management focusing on the drybulk and tanker sectors. From May 2011 until February 2013, Mr. Syllantavos co-founded and served as co-chief executive office and chief financial officer of Nautilus Marine Acquisition Corp. (Nasdaq: NMAR), a special purpose acquisition company that completed an initial public offering on July 16, 2011. He served as the chief financial officer of Nautilus Offshore Services Inc., an offshore service vessel owner and the successor of Nautilus Marine, from February 2013 until April 2014. From November 2007 to August 2011, he served as chief financial officer, secretary and director of Star Bulk Carriers Corp., a dry-bulk ship-owning company (Nasdaq: SBLK). From May 2005 to November 2007, he served as the chief financial officer, secretary and director of Star Maritime (AMEX: SEA), its predecessor, which was a special purpose acquisition company that completed an initial public offering on December 16, 2005 raising $189 million. From May 1999 to December 2007, he was the president and general manager of Vortex Ltd., an aviation consulting firm specializing in strategic analysis, fleet planning and asset management. From January 1998 to April 1999, he served as a financial advisor to Hellenic Telecommunications Organization S.A., where, on behalf of the chief executive officer, he coordinated and led the company’s listing on the New York Stock Exchange (NYSE: OTE) raising $1.1 billion and had responsibilities for the strategic planning and implementation of multiple acquisitions of fixed-line telecommunications companies. Mr. Syllantavos served as a financial and strategic advisor to both the Greek Ministry of Industry & Energy (from June 1995 to May 1996) and the Greek Ministry of Health (from May 1996 to January 1998), where, in 1997 and 1998, he helped structure the equivalent of a US$700 million bond issuance for the payment of outstanding debts to the suppliers of the Greek National Health System. From 1998 to 2004, he served as a member of the Investment Committee of a merchant banking firm, where he was involved in negotiating, structuring and implementing the acquisition of several small-medium sized manufacturing firms. Before that, he served for almost 5 years as a transportation consultant with an aviation focus specializing in strategic planning, corporate finance and fleet asset management. Mr. Syllantavos has a B.Sc. in Industrial Engineering from Roosevelt University in Chicago and an MBA in Operations Management, International Finance and Transportation Management from the Kellogg Graduate School of Management at Northwestern University.

Anastasios (Tassos) Chrysostomidis, has served as Vice President of business development since July 2024. Mr. Chrysostomidis has also been business development director of Nautilus Energy Management Corp. since February 2013. From December 2019 to February 2022 Mr. Chrysostomidis served as business development director of Growth Capital Acquisition Corp. (Nasdaq: GCAC), a special purpose acquisition company that completed an initial public offering on February 2, 2021. From May 2016 until December 2018, Mr. Chrysostomidis and served as business development director of Stellar Acquisition III, Inc. (Nasdaq: STLR), a special purpose acquisition company that completed an initial public offering on August 16, 2016 and merged with Phunware Inc in December 2018. From May 2011 until February 2013, Mr. Chrysostomidis served as market and financial analyst of Nautilus Marine Acquisition Corp. (Nasdaq: NMAR), a special purpose acquisition company that completed an initial public offering on July 16, 2011. From November 2007 to September 2013, he served as market and financial analyst of Star Bulk Carriers Corp., a dry-bulk ship-owning company (Nasdaq: SBLK). From January 2007 to November 2007, he served as the market and financial analyst of Star Maritime (AMEX: SEA), its predecessor, which was a special purpose acquisition company that completed an initial public offering on December 16, 2005 raising $189 million. From June 2005 to November 2007, he was the market and financial analyst of Oceanbulk SA, a company focused on owning and managing dry bulk vessels. Since 2011 Mr. Chrysostomidis has served as the chairman of the investment committee of Golfam SA, a small family office investment firm. Since September 2007, he is the owner of a solar power station based in Greece. Mr. Chrysostomidis has a B.Sc. in Physics from National and Kapodestrian University of Athens and an MSc in Business Mathematics from the Economic University of Athens.

Nicolas Bornozis has served as our director since January 29, 2025. He has over 40 years of experience in the US and European financial and capital markets. Since 1996, he has served as the Founder and President of Capital Link, Inc., an international investor relations and advisory firm, which assists listed companies and capital markets related organizations to develop and maintain access to European and North American investors. Capital Link has a leading position in investor relations for listed shipping companies as well as focuses on U.S. Closed-End Funds and ETFs and international companies accessing the U.S. and European markets. He also established and managed, Alexander Capital, L.P, a US broker-dealer firm, which developed securities brokerage business in North America with the Greek and Egyptian markets and sold the company at the end of 2003. Prior to Capital Link (1988 – 1995), he served as President and CEO of CCF International Finance Corp. (CCF IFC), the US broker/dealer subsidiary of Credit Commercial de France, now part of HSBC. Prior to CCF IFC he worked at the International Department of

Bankers Trust Company in New York and then at the Commercial Banking operation of CCF in New York where he was responsible for business development and lending to US multinationals and Wall Street firms with special focus on asset-based financing for shipping and real estate. He obtained an MBA from Harvard Business School in 1982 and a Law Degree from the University of Athens in Greece with specialization in commercial and corporate law in 1979. For ten years he was a Visiting Lecturer on International Banking and Finance at the City University Business School in London, United Kingdom. He is a member of the Advisory Board of the Atlantic Bank of New York, a subsidiary of the New York Community Bank.

Christopher Thomas has served as our director since January 29, 2025. He has over 40 years of experience in investments, corporate management and capital markets in the areas of energy, transportation/maritime, energy infrastructure and banking. Since May 2022 he is the Chief Financial Officer of TC Holding LLC, which is part of the Tsakos Group of companies located in Athens, Greece. From January 2019 to May 2022, Mr. Thomas served as the Chief Financial Officer of ADNOC Logistics and Services, the dedicated logistics provider and division of Abu Dhabi National Oil Company. Prior to that, from 2015 to 2018 he was an Associate Director, Capital Markets at Berenberg Bank while from 2012 to 2015, he was the Chief Project Director at Dubai Trading Agency. From 2011 to 2012 he worked as an investment consultant for Torm A/S (CPH: TRMD-A, Nasdaq: TRMD), a major global maritime transporter of petroleum products and from 2010 to 2011 he was the Chief Financial Officer of East West Maritime Investments, a maritime assets investment company. From 1994 to 2009 Mr. Thomas served on the Boards and had financial executive positions in a number of private and public entities involved in the transport, logistics and energy infrastructure of both drybulk and petroleum products commodities. Specifically, from 2004 to 2009 Mr. Thomas served on the Board of Directors of Top Ships Inc. (Nasdaq: TOPS) and as Chairman of the Audit and Compensation Committees. From 2006 to 2010 Mr. Thomas served as the Chief Financial Officer of Paragon Shipping Inc. (Nasdaq: PRGN) and from 2001 to 2006 as Chief Financial Officer of DryShips Inc. (Nasdaq: DRYS). Mr. Thomas also served as the Chief Financial Officer of Excel Maritime Carriers Inc. (NYSE: EXM) from 1999 to 2001 and as the Chief Financial Officer of Cardiff Marine Inc. from 1994 to 1999. Earlier in his career he served in various positions within financial services and investments including from 1985 to 1993 as a Relationship Manager for Greyhound Financial Services, a transportation assets lender, from 1983 to 1985 as a Relationship Manager for Grindlays Bank plc (now part of Standard Chartered Bank) and from 1981 to 1983 as a Project Administrator at Hill Samuel & Co. Ltd., a leading UK merchant bank (now part of Lloyds Bank). Mr. Thomas holds a diploma in Business Administration from Crawley College, England.

Michael Braunstein has served as our director since February 28, 2026. Mr. Braunstein has been a partner of Braunstein Turkish LLP since September 2009, and the managing member of Sunset Capital 1 LLC and its affiliate entities since November 2025. From January 2024 to November 2025, Mr. Braunstein was the president of Sunset Capital 1 LLC and its affiliate entities. From January 2019 to December 2023, he was the vice president of Sunset Capital 1 LLC and its affiliate entities. Mr. Braunstein is also a director of Sunset Capital 1 LLC. Mr. Braunstein received his bachelor degree in music business from New York University in 2004 and his Juris Doctor degree from Brooklyn Law School in 2009.

Advisor

Nikolas Tsirigakis is our advisor in the capacity of Investment Analyst. Mr. Tsirigakis assists us in conducting financial analysis and financial due diligence of potential counterparties for the Company’s business combination. He is a chartering broker of oceangoing vessels at SSY (Simpson Spense Young) the largest private shipbroking firm globally. His previous appointment was chartering executive at Costamare Inc. (NYSE:CMRE). He is founder and Chief Investment Officer of Sendit Capital Corp. a Delaware-registered venture capital syndicate. Previously, Mr Tsirigakis was entrepreneur-in-residence at Nova Founders Capital, a London-based venture builder nurturing its portfolio start-up; previously he was an investment associate at Altana Wealth a London-based fund specializing in seed investing. Mr Tsirigakis has conducted financial analysis the Special Acquisition Companies, Growth Capital Acquisition Corp. (Nasdaq:GCAC) and Stellar Acquisition III Inc. (Nasdaq:STLR). Previously, he was an analyst at Maxim Group a New York-based investment bank. Mr Tsirigakis is the son of our co-CEO. Mr Tsirigakis has qualified for FINRA licenses Series 7 (financial advisor for securities/derivatives) and Series 63 (agent to sell securities). Mr Tsirigakis holds a Bachelor’s degree in Business Administration from Northeastern University, Boston and a Master’s in Finance degree from ESADE Business School, Barcelona.

Number and Terms of Office of Officers and Directors

Our board of directors consists of five members. Approval of our initial business combination will require the affirmative vote of a majority of our board directors, which must include a majority of our independent directors. Subject to any other special rights applicable to the shareholders, prior to our initial business combination, any vacancies on our board of directors may be filled by the affirmative vote of a majority of the directors present and voting at the meeting of our board of directors. Our officers are appointed by the board of directors and serve at the discretion of the board of directors, rather than for specific terms of office. Our board of directors is authorized to appoint persons to the offices set forth in our amended and restated memorandum and articles of association as it deems appropriate. Our amended and restated memorandum and articles of association provide that our officers may consist of a Chairman of the Board, a Chief Executive Officer, a President, a Chief Financial Officer, Vice Presidents, a Secretary, Assistant Secretaries, a Treasurer and such other offices as may be determined by the board of directors.

Director Independence

The Nasdaq listing rules require that a majority of our board of directors be independent within one year of our IPO. An “independent director” is defined generally as a person that, in the opinion of the company’s board of directors, has no material relationship with the listed company (either directly or as a partner, shareholder or officer of an organization that has a relationship with the company). We have three “independent directors” as defined in the Nasdaq rules and applicable SEC rules. Our board has determined that each of Nicolas Bornozis, Christopher Thomas and Michael Braunstein is an independent director under applicable SEC and Nasdaq rules. Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Officer and Director Compensation

None of our officers has received any cash compensation for services rendered to us. No cash finder’s fee, reimbursement, consulting fee or monies in respect of any payment of a loan, will be paid by us to our sponsor, officers and directors, or any affiliate of theirs, for services rendered prior to, or for any services rendered in order to effectuate, the consummation of our initial business combination (regardless of the type of transaction that it is). However, these individuals will be entitled to certain payments including, but not limited to, reimbursement for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. Additionally, these individuals will be eligible to receive a transfer or reallocation of founder shares for any extraordinary services rendered in order to identify or effectuate the consummation of our initial business combination. Our audit committee will review on a quarterly basis all payments that were made to our sponsor, officers or directors, or our or their affiliates. Any such payments prior to an initial business combination will be made using funds held outside the trust account. Other than quarterly audit committee review of such payments, we do not expect to have any additional controls in place governing our reimbursement payments to our directors and executive officers for their out-of-pocket expenses incurred in connection with identifying and consummating an initial business combination.

Members of our management team and our independent directors directly or indirectly own founder shares and/or private units and, accordingly, may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination. The low price that our sponsor, executive officers and directors (directly or indirectly) paid for the founder shares creates an incentive whereby our officers and directors could potentially make a substantial profit even if we select an acquisition target that subsequently declines in value and is unprofitable for public shareholders. If we are unable to complete our initial business combination within the completion window, the founder shares and private units may expire worthless, except to the extent they receive liquidating distributions from assets outside the trust account, and members of our management team and our independent directors could lose the entire amount that they have invested in private units, which could create an incentive for our sponsor, executive officers and directors to complete a transaction even if we select an acquisition target that subsequently declines in value and is unprofitable for public shareholders.

After the completion of our initial business combination, directors or members of our management team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the tender offer materials or proxy solicitation materials furnished to our shareholders in connection with a proposed initial business combination. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation. Any compensation to be paid to our officers will be determined, or recommended to the board of directors for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our board of directors.

We do not intend to take any action to ensure that members of our management team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our management’s motivation in identifying or selecting a target business but we do not believe that the ability of our management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.

Committees of the Board of Directors

Our board of directors has three standing committees: an audit committee; a compensation committee; and a nominating and corporate governance committee. Subject to phase-in rules, the Nasdaq listing rules and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and Nasdaq listing rules require that the compensation committee and the nominating and corporate governance committee of a listed company be comprised solely of independent directors. Each committee will operate under a charter that will be approved by our board of directors and will have the composition and responsibilities described below. The charter of each committee is available on our website.

Audit Committee

We have established an audit committee of the board of directors. The members of our audit committee are Nicolas Bornozis, Christopher Thomas and Michael Braunstein, each of whom meet the independent director standard under Nasdaq listing standards and under Rule 10-A-3(b)(1) of the Exchange Act. Mr. Christopher Thomas serves as chairperson of the audit committee.

Each member of the audit committee is financially literate and our board of directors has determined that Christopher Thomas qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.

We adopted an audit committee charter, which details the principal functions of the audit committee, including:

•        assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent auditor’s qualifications and independence, and (4) the performance of our internal audit function and independent auditors; the appointment, compensation, retention, replacement, and oversight of the work of the independent auditors and any other independent registered public accounting firm engaged by us;

•        pre-approving all audit and non-audit services to be provided by the independent auditors or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent auditors all relationships the auditors have with us in order to evaluate their continued independence;

•        setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent auditors describing (1) the independent auditor’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

•        meeting to review and discuss our annual audited financial statements and quarterly financial statements with management and the independent auditor, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

•        reviewing with management, the independent auditors, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the Financial Accounting Standards Board, the SEC or other regulatory authorities.

Compensation Committee

We have established a compensation committee of the board of directors. The members of our compensation committee are Nicolas Bornozis, Christopher Thomas and Michael Braunstein. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent. Nicolas Bornozis, Christopher Thomas and Michael Braunstein are independent and Nicolas Bornozis chairs the compensation committee.

We adopted a compensation committee charter, which details the principal functions of the compensation committee, including:

•        reviewing and approving on an annual basis the corporate goals and objectives relevant to our chief executive officer’s compensation, evaluating our chief executive officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our chief executive officer based on such evaluation;

•        reviewing and making recommendations to our board of directors with respect to the compensation, and any incentive compensation and equity based plans that are subject to board approval of all of our other officers;

•        reviewing our executive compensation policies and plans;

•        implementing and administering our incentive compensation equity-based remuneration plans;

•        assisting management in complying with our proxy statement and annual report disclosure requirements;

•        approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our officers and employees;

•        producing a report on executive compensation to be included in our annual proxy statement; and

•        reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than the payment of $10,000 per month to an affiliate of our sponsor for office space, utilities and secretarial and administrative support and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing shareholders, officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.

The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other adviser and will be directly responsible for the appointment, compensation and oversight of the work of any such adviser.

However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other adviser, the compensation committee will consider the independence of each such adviser, including the factors required by the Nasdaq and the SEC.

Nominating and Corporate Governance Committee

We have established a nominating and corporate governance committee of the board of directors. The members of our nominating and corporate governance are Nicolas Bornozis, Christopher Thomas and Michael Braunstein and Michael Braunstein serves as chair of the nominating and corporate governance committee.

We adopted a nominating and corporate governance committee charter, which details the purpose and responsibilities of the nominating and corporate governance committee, including:

•        identifying, screening and reviewing individuals qualified to serve as directors, consistent with criteria approved by the board, and recommending to the board of directors candidates for nomination for appointment at the annual general meeting of shareholders or to fill vacancies on the board of directors;

•        developing and recommending to the board of directors and overseeing implementation of our corporate governance guidelines;

•        coordinating and overseeing the annual self-evaluation of the board of directors, its committees, individual directors and management in the governance of the company; and

•        reviewing on a regular basis our overall corporate governance and recommending improvements as and when necessary.

The charter also provides that the nominating and corporate governance committee may, in its sole discretion, retain or obtain the advice of, and terminate, any search firm to be used to identify director candidates, and will be directly responsible for approving the search firm’s fees and other retention terms.

We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, the board of directors considers educational background, diversity of professional experience, knowledge of our business, integrity, professional reputation, independence, wisdom, and the ability to represent the best interests of our shareholders. Prior to our initial business combination, holders of our public shares will not have the right to recommend director candidates for nomination to our board of directors.

Compensation Committee Interlocks and Insider Participation

None of our officers currently serves, or in the past year has served, as a member of the compensation committee of any entity that has one or more officers serving on our board of directors.

Code of Ethics

We adopted a Code of Ethics applicable to our directors, officers and employees. You are able to review this document by accessing our public filings at the SEC’s web site at www.sec.gov. In addition, a copy of the Code of Ethics and the charters of the committees of our board of directors will be provided without charge upon request from us. If we make any amendments to our Code of Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Ethics applicable to our principal executive officer, principal financial officer principal accounting officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this Form 10-K or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.

Conflicts of Interest

Under Cayman Islands law, directors and officers owe the following fiduciary duties:

(i)     duty to act in good faith in what the director or officer believes to be in the best interests of the company as a whole;

(ii)    duty to exercise powers for the purposes for which those powers were conferred and not for a collateral purpose;

(iii)   directors should not improperly fetter the exercise of future discretion;

(iv)   duty to exercise powers fairly as between different sections of shareholders;

(v)    duty not to put themselves in a position in which there is a conflict between their duty to the company and their personal interests; and

(vi)   duty to exercise independent judgment.

In addition to the above, directors also owe a duty of care which is not fiduciary in nature. This duty has been defined as a requirement to act as a reasonably diligent person having both the general knowledge, skill and experience that may reasonably be expected of a person carrying out the same functions as are carried out by that director in relation to the company and the general knowledge skill and experience of that director.

As set out above, directors have a duty not to put themselves in a position of conflict and this includes a duty not to engage in self-dealing, or to otherwise benefit as a result of their position. However, in some instances what would otherwise be a breach of this duty can be forgiven and/or authorized in advance by the shareholders provided that there is full disclosure by the directors. This can be done by way of permission granted in the memorandum and articles of association or alternatively by shareholder approval at general meetings.

Our officers and directors presently and in the future may have additional, fiduciary or contractual obligations to another entity pursuant to which such officer or director is or will be required to present a business combination opportunity to such entity. Accordingly, if any of our officers or directors becomes aware of a business combination opportunity which is suitable for an entity to which he or she has then-current fiduciary or contractual obligations, he or she will honor his or her fiduciary or contractual obligations to present such business combination opportunity to such entity, subject to their fiduciary duties under Cayman Islands law. Our amended and restated memorandum and articles of association provide that, to the fullest extent permitted by applicable law: (i) no individual serving as a director or an officer shall have any duty, except and to the extent expressly assumed by contract, to refrain from engaging directly or indirectly in the same or similar business activities or lines of business as us; and (ii) we renounce any interest or expectancy in, or in being offered an opportunity to participate in, any potential transaction or matter which may be a corporate opportunity for any director or officer, on the one hand, and us, on the other. We do not believe, however, that the fiduciary duties or contractual obligations of our officers or directors will materially affect our ability to complete our initial business combination.

Below is a table summarizing the entities to which our executive officers and directors currently have fiduciary duties or contractual obligations:

Individual	Entity	Entity’s Business	Affiliation/Title
Prokopios (Akis) Tsirigakis	Nautilus Energy Management Corp.	Ship management	co-CEO

George Syllantavos	Nautilus Energy Management Corp.	Ship management	co-CEO
	Beam Global	EV Charging/Cleantech	Director

Nicolas Bornozis	Capital Link	Investor Relations Services	President and CEO

Christopher Thomas	TC Holding LLC	Vessel Investments	CFO

Michael Braunstein	Braunstein Turkish LLP	Law	Partner

Potential investors should also be aware of the following other potential conflicts of interest:

•        Our executive officers and directors are not required to, and will not, commit their full time to our affairs, which may result in a conflict of interest in allocating their time between our operations and our search for a business combination and their other businesses. We do not intend to have any full-time employees prior to the completion of our initial business combination. Each of our executive officers is engaged in several other business endeavors for which he may be entitled to substantial compensation, and our executive officers are not obligated to contribute any specific number of hours per week to our affairs.

•        Our Initial Shareholders purchased founder shares and private units. Our Initial Shareholders have entered into agreements with us, pursuant to which they have agreed to waive their redemption rights with respect to their founder shares and any public shares they hold in connection with the completion of our initial business combination. The other members of our management team have entered into agreements similar to the one entered into by our Initial Shareholders with respect to any public shares acquired by them after our IPO. Additionally, our Initial Shareholders have agreed to waive their rights to liquidating distributions from the trust account with respect to their founder shares if we fail to complete our initial business combination within the prescribed time frame or any extended period of time that we may have to consummate an initial business combination as a result of an amendment to our amended and restated memorandum and articles of association, although they will be entitled to liquidating distributions from assets outside the trust account. If we do not complete our initial business combination within such applicable time period, the proceeds of the sale of the private units held in the trust account will be used to fund the redemption of our public shares, and the private units will be worthless.

•        Additionally, our Initial Shareholders have agreed not to transfer, assign or sell any of their founder shares and any Class A ordinary shares issuable upon conversion thereof until the earlier to occur of: (i) six months after the completion of our initial business combination or (ii) the date on which we complete a liquidation, merger, share exchange or other similar transaction after our initial business combination that results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; except to certain permitted transferees and under certain circumstances. Any permitted transferees will be subject to the same restrictions and other agreements of our Initial Shareholders with respect to any founder shares. We refer to such transfer restrictions throughout this report as the lock-up. Notwithstanding the foregoing, if (1) the closing price of our Class A ordinary shares equals or exceeds $12.00 per share (as adjusted for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 30 days after our initial business combination or (2) if we consummate a transaction after our initial business combination which results in our shareholders having the right to exchange their shares for cash, securities or other property, the founder shares will be released from the lock-up. Because each of our executive officers and directors will own ordinary shares or private units directly or indirectly, they may have a conflict of interest in determining whether a particular target business is an appropriate business with which to effectuate our initial business combination.

•        Our officers and directors may have a conflict of interest with respect to evaluating a particular business combination if the retention or resignation of any such officers and directors was included by a target business as a condition to any agreement with respect to our initial business combination.

The amount of compensation that may be received by our sponsor, its affiliates and our three independent directors is summarized as follows:

Entity/Individual	Amount of Compensation to be Received or Securities Issued or to be Issued	Consideration Paid or to be Paid
Stellar V Sponsor LLC and our three independent directors (Nicolas Bornozis, Christopher Thomas and Michael Braunstein)

6,059,925 Class B Ordinary shares.(1) The Class B ordinary shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment for share sub-divisions, share capitalizations, reorganizations, recapitalizations and the like, and subject to further adjustment as provided herein. In the case that additional Class A ordinary shares or equity-linked securities are issued or deemed issued in connection with our initial business combination, the number of Class A ordinary shares issuable upon conversion of all founder shares will equal, in the aggregate, approximately 29% of the total number of Class A ordinary shares outstanding after such conversion.

$25,000

Entity/Individual	Amount of Compensation to be Received or Securities Issued or to be Issued	Consideration Paid or to be Paid
Stellar V Sponsor LLC	365,000 private units(2)	$3,650,000(2)
	$10,000 per month	For office space, secretarial, administrative, support and other related services provided to us and members of our management team
	Up to $300,000	Repayment of loans made to us by our sponsor to cover offering-related and organizational expenses.
	Up to $1,500,000 in working capital loans may be convertible into private units at a price of $10.00 per unit	Working capital loans to finance transaction costs in connection with an intended initial business combination.
	Reimbursement for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination	Services in connection with identifying, investigating and completing an initial business combination.

____________

(1)      Our sponsor holds an aggregate of 5,984,925 Class B ordinary shares, and our three independent directors hold an aggregate of 75,000 Class B ordinary shares, in addition to the interests they hold indirectly through the membership in our sponsor (see “Beneficial Ownership of Securities” for more information).

(2)      Members of our management team and our independent directors hold interest in the private units indirectly through the membership in our sponsor (see “Beneficial Ownership of Securities” for more information).

The low price that our sponsor, executive officers and directors (directly or indirectly) paid for the founder shares creates an incentive whereby our officers and directors could potentially make a substantial profit even if we select an acquisition target that subsequently declines in value and is unprofitable for public shareholders. If we are unable to complete our initial business combination within the completion window, or by such earlier liquidation date as our board of directors may approve, the founder shares, private shares and private warrants will be worthless, except to the extent they receive liquidating distributions from assets outside the trust account, and members of our management team and our independent directors could lose the entire amount that they have invested in private units. If the private warrants become exercisable on a cashless basis, the exercise of the private warrants on a cashless basis could result in a material dilution of the purchasers’ equity interests. Additionally, we will repay up to $300,000 in loans made to us by our sponsor to cover offering-related and organizational expenses. We will repay any loans which may be made by our sponsor or an affiliate of our sponsor or certain of our directors and officers to finance transaction costs in connection with an intended initial business combination; up to $1,500,000 of such loans may be convertible into private units at a price of $10.00 per unit at the option of the lender. If the private warrants underlying such private units become exercisable on a cashless basis, those private warrants may also be exercised on a cashless basis, which could result in a material dilution of the purchasers’ equity interests. Upon consummation of our IPO, we will also reimburse our sponsor, directors or officers, or our or any of their respective affiliates, for any out-of-pocket expenses related to identifying, investigating and completing an initial business combination.

We are not prohibited from pursuing an initial business combination with a business combination target that is affiliated with our sponsor, officers or directors or completing the business combination through a joint venture or other form of shared ownership with our sponsor, officers or directors. In the event we seek to complete our initial business combination with a business combination target that is affiliated with our sponsor, executive officers or directors, we, or a committee of independent directors, would obtain an opinion from an independent investment banking which is a member of FINRA or a valuation or appraisal firm, that such initial business combination is fair to our company from a financial point of view. We are not required to obtain such an opinion in any other context. Furthermore, in no event will our sponsor or any of our existing officers or directors, or any of their respective affiliates, be paid by the company any finder’s fee, consulting fee or other compensation prior to, or for any services they render in order to effectuate, the completion of our initial business combination. Further, commencing on the date our securities are first listed on Nasdaq, we will also pay our sponsor (and/or its affiliates or designees) an aggregate of $10,000 per month for office space, secretarial and administrative services provided to members of our management team.

We cannot assure you that any of the above mentioned conflicts will be resolved in our favor.

In the event that we submit our initial business combination to our public shareholders for a vote, our Initial Shareholders have agreed to vote their founder shares and private shares, and they and the other members of our management team have agreed to vote any founder shares they hold and any shares purchased during or after the offering in favor of our initial business combination.

Limitation on Liability and Indemnification of Officers and Directors

Cayman Islands law does not limit the extent to which a company’s memorandum and articles of association may provide for indemnification of officers and directors, except to the extent any such provision may be held by the Cayman Islands courts to be contrary to public policy, such as to provide indemnification against willful default, fraud or the consequences of committing a crime. Our amended and restated memorandum and articles of association provide for indemnification of our officers and directors to the maximum extent permitted by law, including for any liability incurred in their capacities as such, except through their own actual fraud, willful default or willful neglect. We expect to purchase a policy of directors’ and officers’ liability insurance that insures our officers and directors against the cost of defense, settlement or payment of a judgment in some circumstances and insures us against our obligations to indemnify our officers and directors.

Our officers and directors have agreed to waive any right, title, interest or claim of any kind in or to any monies in the trust account, and have agreed to waive any right, title, interest or claim of any kind they may have in the future as a result of, or arising out of, any services provided to us and will not seek recourse against the trust account for any reason whatsoever. Accordingly, any indemnification provided will only be able to be satisfied by us if (i) we have sufficient funds outside of the trust account or (ii) we consummate an initial business combination.

Our indemnification obligations may discourage shareholders from bringing a lawsuit against our officers or directors for breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative litigation against our officers and directors, even though such an action, if successful, might otherwise benefit us and our shareholders. Furthermore, a shareholder’s investment may be adversely affected to the extent we pay the costs of settlement and damage awards against our officers and directors pursuant to these indemnification provisions.

We believe that these provisions, the insurance and the indemnity agreements are necessary to attract and retain talented and experienced officers and directors.

Insider Trading Policy

We are committed to promoting high standards of ethical business conduct and compliance with applicable laws, rules and regulations. As part of this commitment, we have adopted an Insider Trading Policy to govern the purchase, sale, and/or other dispositions of our securities by our directors, officers and employees, as well as by the Company itself, that we believe is reasonably designed to promote compliance with insider trading laws, rules and regulations, and the exchange listing standards applicable to us. A copy of our Insider Trading Policy was filed as Exhibit 19.1 to this report.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of a registered class of our equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of our ordinary shares and other equity securities. These executive officers, directors, and greater than 10% beneficial owners are required by SEC regulation to furnish us with copies of all Section 16(a) forms filed by such reporting persons.

Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and greater than 10% beneficial owners were filed in a timely manner.

Executive Compensation

Employment Agreements

We have not entered into any employment agreements with our executive officers and have not made any agreements to provide benefits upon termination of employment.

Executive Officers and Director Compensation

No executive officer has received any cash compensation for services rendered to us and no compensation of any kind, including finders, consulting or other similar fees, will be paid to any of our existing stockholders, including our directors, or any of their respective affiliates, prior to, or for any services they render in order to effectuate, the consummation of a business combination. However, such individuals will be reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable business combinations. There is no limit on the amount of these out-of-pocket expenses and there will be no review of the reasonableness of the expenses by anyone other than our board of directors and audit committee, which includes persons who may seek reimbursement, or a court of competent jurisdiction if such reimbursement is challenged.

BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our ordinary shares as of the Record Date with respect to our ordinary shares held by:

•        each person known by us to be the beneficial owner of more than 5% of our issued and outstanding ordinary shares;

•        each of our directors and officers; and

•        all our directors and officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of our ordinary shares beneficially owned by them. The following table does not reflect record or beneficial ownership of the private warrants as these warrants are not exercisable within 60 days of the date of this proxy statement.

As of the Record Date, there are 21,614,925 ordinary shares, consisting of (i) 15,000,000 Class A ordinary shares; (ii) 6,059,925 Class B ordinary shares and (iii) 555,000 private shares included in the private units issued and outstanding. Unless otherwise noted, the business address of each of the following is 230 Park Avenue, Suite 1540, New York, NY 10169.

Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned		Approximate Percentage of Outstanding Class B Ordinary Shares
Stellar V Sponsor LLC(1)(2)	365,000	2.3%	5,984,925		98.8%
Prokopios (Akis) Tsirigakis(1)(2)	365,000	2.3%	5,984,925		98.8%
George Syllantavos(1)(2)	365,000	2.3%	5,984,925		98.8%
Anastasios (Tassos) Chrysostomidis	—	—	—		—
Nicolas Bornozis	—	—	25,000		*
Christopher Thomas	—	—	25,000		*
Michael Braunstein	—	—	25,000	(3)	*
All officers, directors and directors as a group (6 persons)	365,000	2.3%	6,059,925		100%
5% Holders of Stellar V Ordinary Shares
AQR Capital Management Holdings, LLC(4)	1,096,174	7.3%
LMR Partners LLP(5)	850,000	5.7%
Magnetar Constellation Master Fund, Ltd(6)	1,300,000	8.7%

____________

*        Less than one percent.

(1)      Interests shown consist solely of founder shares, classified as Class B ordinary shares. Such shares will automatically convert into Class A ordinary shares concurrently with or immediately following the consummation of our initial business combination, or earlier at the option of the holders thereof, on a one-for-one basis, subject to adjustment, as described in the section entitled “Description of Securities” and with respect to the interests held after our IPO, Class A ordinary shares issuable pursuant to a private placement.

(2)      Stellar V Sponsor LLC is the record holder of the shares reported herein. Prokopios (Akis) Tsirigakis and George Syllantavos are the managing members of Stellar V Sponsor LLC. Prokopios (Akis) Tsirigakis and George Syllantavos have voting and investment discretion with respect to the ordinary shares held of record by Stellar V Sponsor LLC. As of the date of this proxy statement, no other person has a direct or indirect material interest in our sponsor. Messrs. Tsirigakis and Syllantavos disclaim any beneficial ownership of the securities held by Stellar V Sponsor LLC other than to the extent of any pecuniary interest they each may have therein, directly or indirectly.

(3)      When Harry Braunstein, the Company’s former independent director, passed away in November 2025, the 25,000 Class B ordinary shares he owned stayed in a trust created under his will for the benefit of his spouse. After the Board appointed Michael Braunstein as an independent director of the Company, the trust transferred these 25,000 Class B ordinary shares to Michael Braunstein, the son of Harry Braunstein.

(4)      Pursuant to a Schedule 13G filed on August 14, 2025 by AQR Capital Management Holdings, LLC, AQR Capital Management, LLC, and AQR Arbitrage, LLC. AQR Capital Management, LLC is a wholly owned subsidiary of AQR Capital Management Holdings, LLC. AQR Arbitrage, LLC is deemed to be controlled by AQR Capital Management, LLC. The principal business address for the filer is One Greenwich Plaza, Suite 130, Greenwich, Connecticut 06830. The report does not name a natural person who directly or indirectly exercises sole or shared voting and/or dispositive power with respect to the securities. The report is signed by Henry Parkin, Authorized Signatory.

(5)      Pursuant to a Schedule 13G filed on May 15, 2025 filed by his statement is filed by: (i) LMR Partners LLP, LMR Partners Limited, LMR Partners LLC, LMR Partners AG, LMR Partners (DIFC) Limited and LMR Partners (Ireland) Limited (collectively, the “LMR Investment Managers”), which serve as the investment managers to certain funds with respect to the shares of Class A Ordinary Shares, par value $0.0001 per share (“Class A Ordinary Shares”), held by certain funds; and (ii) Ben Levine and Stefan Renold, who are ultimately in control of the investment and voting decisions of the LMR Investment Managers with respect to the securities held by certain funds. The foregoing persons are hereinafter sometimes collectively referred to as the “Reporting Persons.”

The address of the principal business office of each of the Reporting Persons is c/o LMR Partners LLP, 9th Floor, Devonshire House, 1 Mayfair Place, London, W1J 8AJ, United Kingdom. The securities beneficially owned by the Reporting Persons are directly held by LMR Master Fund and LMR CCSA Master Fund, for which the LMR Investment Managers serve as the investment managers.

(6)      Pursuant to a Schedule 13G filed on May 15, 2025 by (1) Magnetar Financial LLC (“Magnetar Financial”); (ii) Magnetar Capital Partners LP (Magnetar Capital Partners”); (iii) Supernova Management LLC (“Supernova Management”); and (iv) David J. Snyderman (“Mr. Snyderman”). Each of Magnetar Financial, Magnetar Capital Partners, Supernova Management and Mr. Snyderman hold 1,300,000 Shares. The amount consists of (A) 299,000 Shares held for the account of Constellation Master Fund; (B) 234,000 Shares held for the account of Lake Credit Fund; (C) 208,000 Shares held for the account of Structured Credit Fund; (D) 195,000 Shares held for the account of Xing He Master Fund; (E) 130,000 Shares held for the account of Alpha Star Fund; (F) 117,000 Shares held for the account of Purpose Credit Fund; (G) 91,000 Shares held for the account of SC Fund; and (H) 26,000 Shares held for the account of Purpose Credit Fund — T. The address of the principal business office of each of Magnetar Financial, Magnetar Capital Partners, Supernova Management, and Mr. Snyderman is 1603 Orrington Avenue, 13th Floor, Evanston, Illinois 60201.

Immediately after our IPO, our Initial Shareholders beneficially own approximately 30% of the then issued and outstanding ordinary shares (including both founder shares and private shares). Only holders of Class B ordinary shares have the right to vote on continuing the company in a jurisdiction outside the Cayman Islands (including any special resolution required to amend the constitutional documents of the company or to adopt new constitutional documents of the company, in each case, as a result of the company approving a transfer by way of continuation in a jurisdiction outside the Cayman Islands). Because of this ownership block, our Initial Shareholders may be able to effectively influence the outcome of all other matters requiring approval by our shareholders, including amendments to our amended and restated memorandum and articles of association and approval of significant corporate transactions including our initial business combination.

The sponsor has agreed (A) to vote any shares owned by it in favor of any proposed initial business combination and (B) not to redeem any shares in connection with a shareholder vote to approve a proposed initial business combination.

Our sponsor, executive officers and directors are deemed to be our “promoters” as such term is defined under the federal securities laws.

Subject to certain limited exceptions, our Initial Shareholders have agreed not to transfer, assign or sell their insider shares until six months after the date of the consummation of our initial business combination or earlier if, subsequent to our initial business combination, we consummate a subsequent liquidation, merger, stock exchange or other similar transaction which results in all of our shareholders having the right to exchange their Ordinary Shares for cash, securities or other property.

During the lock-up period, the holders of these shares will not be able to sell or transfer their securities except: (a) to our officers or directors, any affiliate or family member of any of our officers or directors, any affiliate of our sponsor or to any member of the sponsor, any of their affiliates; (b) in the case of an individual, as a gift to such person’s immediate family or to a trust, the beneficiary of which is a member of such person’s immediate family, an affiliate of such person or to a charitable organization; (c) in the case of an individual, by virtue of laws of descent and distribution upon death of such person; (d) in the case of an individual, pursuant to a qualified domestic relations order; (e) by private sales or transfers made in connection with any forward purchase agreement or similar arrangement or in connection with the consummation of a business combination at prices no greater than the price at which the shares or warrants were originally purchased; (f) to the members of our sponsor upon dissolution of our sponsor, (g) in the event of our liquidation prior to our consummation of our initial business combination; or (h) in the event that, subsequent to our consummation of an initial business combination, we complete a liquidation, merger, share exchange or other similar transaction which results in all of our shareholders having the right to exchange their Class A ordinary shares for cash, securities or other property; provided, however, that in the case of clauses (a) through (f) these permitted transferees must enter into a written agreement agreeing to be bound by these transfer restrictions and the other restrictions contained in the letter agreement. In addition, we could agree to permit the holders of our founder shares to transfer shares or agree to cancel such securities. Although no such transfers or cancellations are contemplated, we could agree to permit such transfer or cancellation to facilitate the closing of a business combination. If we are unable to effect a business combination and liquidate, there will be no liquidation distribution with respect to the insider shares.

Conversion of Class B Shares

Subsequent to the Record Date, on October 20, 2026, pursuant to the terms of the Company’s Existing Articles, the Sponsor, the holder of an aggregate of 5,984,925 Class B ordinary shares of the Company (“Class B Ordinary Shares”), elected to convert 5,984,000 outstanding Class B Ordinary Shares held by it on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. On the same day, pursuant to the terms of the Company’s Existing Articles, certain of the Company’s independent directors, the holders of an aggregate of 50,000 Class B Ordinary Shares, elected to convert 50,000 outstanding Class B Ordinary Shares held by them on a one-for-one basis into Class A ordinary shares of the Company, with immediate effect. The Sponsor and the independent directors waived any right to receive funds from the Company’s Trust Account with respect to the Class A Ordinary Shares received upon such conversion and acknowledged that such shares will be subject to all of the restrictions applicable to the Class B Ordinary Shares under the terms of that certain letter agreement, dated as of January 29, 2025, by and among the Company and its officers, its directors and the Sponsor. Following such conversion, as of October 20, 2026, the Company had an aggregate of 21,589,000 Class A ordinary shares issued and outstanding, and 25,925 Class B Ordinary Shares issued and outstanding.

DELIVERY OF DOCUMENTS TO SHAREHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its shareholders are permitted to deliver to two or more shareholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any shareholder at a shared address who wishes to receive separate copies of such documents in the future. Shareholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Shareholders may notify the Company of their requests by calling or writing the Company’s proxy solicitor at PO Box 10904, Yakima, WA 98909, Toll-Free: 877-870-8565 or Collect: 206-870-8565, Email: KSmith@advantageproxy.com. Information can also be found at: https://www.cstproxy.com/stellarvcapitalcorp/2026.

ANNUAL REPORT ON FORM 20-F

We will provide without charge to each person solicited by this Proxy Statement a copy of our Annual Report on Form 20-F, including the financial statements and financial statement schedules, as filed with the SEC for our most recent fiscal year.

OTHER BUSINESS

The Company did not have notice of any matter to be presented for action at the General Meeting, except as discussed in this proxy statement. The persons authorized by the accompanying form of proxy will vote in their discretion as to any other matter that comes before the General Meeting.

WHERE YOU CAN FIND MORE INFORMATION

The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC website containing reports, proxy statements and other information at http://www.sec.gov. This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.

This proxy statement contains important business and financial information about us that is not included in or delivered with this document. You may obtain this additional information, or additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Director Re-Election Proposal or the Ratification of Auditors Proposal by contacting the Company’s proxy solicitor at the following:

ADVANTAGE PROXY, INC.
PO Box 10904, Yakima, WA 98909
Toll-Free: 877-870-8565 or Collect: 206-870-8565
Email: KSmith@advantageproxy.com

In order to receive timely delivery of the documents in advance of the General Meeting, you must make your request for information no later than October 20, 2026 (one week prior to the date of the General Meeting).

ANNEX A

EXTENSION AMENDMENT

AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM AND ARTICLES OF ASSOCIATION
OF

STELLAR V CAPITAL CORP.

RESOLVED, as a special resolution, that the Amended and Restated Memorandum and Articles of Association of the Company be amended by the deletion of the existing Article 186 in its entirety and the insertion of the following language in its place:

186. In the event that: (a) the Company does not consummate a Business Combination by July 31, 2027 or such later time as the Members may approve by Special Resolution in accordance with these Articles (the Deadline Date) or (b) the Directors, acting in good faith, determine by resolution and provide notice in writing to the Members, that the Company is unable to consummate a Business Combination by the Deadline Date, the Company shall:

(a) cease all operations except for the purpose of winding up;

(b) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at aper-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to the Company to pay income taxes, if any (less up to US$100,000 of interest to pay dissolution expenses), divided by the number of the Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members(including the right to receive further liquidation distributions, if any); and

(c) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the directors, dissolve and liquidate, subject in each case, to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law. If the Company shall wind up for any other reason prior to the consummation of a Business Combination, the Company shall, as promptly as reasonably possible but not more than ten business days thereafter, follow the foregoing procedures set out in this Article with respect to the liquidation of the Trust Account, subject to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of Applicable Law.

Annex A-1

FORM OF PROXY CARD

STELLAR V CAPITAL CORP.

PROXY FOR THE 2026 ANNUAL GENERAL MEETING OF THE SHAREHOLDERS

THIS PROXY IS SOLICITED

BY

THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting of the Shareholders to be held on October 29, 2026: The Proxy Statement is available at https://www.cstproxy.com/stellarvcapitalcorp/2026

The undersigned hereby appoints each of Prokopios (Akis) Tsirigakis and George Syllantavos as proxies of the undersigned to attend the 2026 annual general meeting of the Shareholders (the “General Meeting”) of STELLAR V CAPITAL CORP. (the “Company”), to be held in person at the offices of Loeb & Loeb LLP, 345 Park Avenue, New York NY 10154, and via teleconference as described in the Proxy Statement on October 29, 2026 at 10:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of General Meeting, dated October 20, 2026 (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.

The Extension Amendment Proposal — to consider and vote upon a proposal by a special resolution to amend the Company’s current Amended and Restated Memorandum and Articles of Association dated January 29, 2025, (the “Existing Articles”) by adopting an amendment to the Company’s Existing Articles in the form set forth in Annex A to the Proxy Statement (the “Extension Amendment”) which reflects the extension of the date by which the Company must consummate a business combination (the “Combination Period”) from October 31, 2026 (the “Current Termination Date”) to July 31, 2027 (the “Extended Date”).;

For ☐            Against ☐            Abstain ☐

2.

The Director Re-Election Proposal — To re-elect by ordinary resolution Christopher Thomas as a Class I director to serve for a term of three years until the Company’s 2029 annual general meeting or until his successor is duly elected or appointed and qualified or until his earlier death, resignation or removal in accordance with the Company’s Existing Articles.

For ☐            Against ☐            Abstain ☐

3.

The Ratification of Auditors Proposal — to consider and vote upon a proposal by ordinary resolution that proposal to ratify the appointment of WithumSmith+Brown, PC as the independent registered public accounting firm for the fiscal year December 31, 2026;

For ☐            Against ☐            Abstain ☐

4.

Adjournment Proposal — A proposal to approve by ordinary resolution that the chairman of the General Meeting be directed to adjourn the General Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the General Meeting, there are not sufficient votes to approve the Extension Amendment Proposal or to provide additional time to effectuate the Extension Amendment.

For ☐            Against ☐            Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE GENERAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

NOTWITHSTANDING THE ORDER IN WHICH PROPOSALS ARE SET OUT HEREIN, THE COMPANY MAY PUT THE PROPOSALS TO THE GENERAL MEETING IN SUCH ORDER AS IT MAY DETERMINE.

Dated: _________
Signature of Shareholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your share certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a share certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the General Meeting (Circle one): Yes            No

Number of attendees: ————

PLEASE NOTE:

SHAREHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE GENERAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.